THE MORTGAGE POOL

GENERAL

         The mortgage pool will consist of three groups of mortgage loans, referred to in this prospectus supplement as "Loan Group 1", "Loan Group 2" and "Loan Group 3" (and each, a "Loan Group"), and also designated as the "Group 1 Loans", the "Group 2 Loans" and the "Group 3 Loans", respectively. The Group 1 Loans are one- to four-family, adjustable-rate, fully-amortizing residential mortgage loans secured by first liens on mortgaged properties. The Group 2 Loans are one- to four-family, fully-amortizing and balloon payment residential mortgage loans, all of which have fixed rates that are secured by first liens on mortgaged properties. The Group 3 Loans are adjustable-rate, fully-amortizing multifamily mortgage loans secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

         The mortgage pool will include the initial mortgage loans and the subsequent mortgage loans in Loan Group 1 and Loan Group 2 (each, a "Group 1 subsequent mortgage loan" or "Group 2 subsequent mortgage loan", as applicable). The initial mortgage loans will be the mortgage loans deposited into the trust on the Closing Date. The Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans will be purchased with amounts on deposit in the related pre-funding account described in this prospectus supplement.

         The company will convey the initial mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The company will convey the Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans to the trust during the Funding Period. The Group 1 subsequent mortgage loans will be acquired with amounts on deposit in the Group 1 Pre-Funding Account pursuant to the Group 1 Subsequent Transfer Instrument. The Group 2 subsequent mortgage loans will be acquired with amounts on deposit in the Group 2 Pre-Funding Account pursuant to the Group 2 Subsequent Transfer Instrument. The Seller will make certain representations and warranties with respect to the initial mortgage loans in the Mortgage Loan Purchase Agreement and with respect to the Group 1 subsequent mortgage loans and Group 2 subsequent mortgage loans in the Group 1 subsequent mortgage loan purchase agreement and Group 2 subsequent mortgage loan purchase agreement . These representations and warranties will be assigned to the indenture trustee for the benefit of the Bondholders. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders. SEE "THE MORTGAGE POOLS -- REPRESENTATIONS BY SELLERS" IN THE PROSPECTUS.

         The mortgage loans will have been originated or acquired by the Seller in accordance with the underwriting criteria described in this prospectus supplement. SEE "--UNDERWRITING STANDARDS" BELOW.

         Substantially all of the Group 1 Loans will be subserviced by Countrywide Home Loans Servicing LP. Substantially all of the Group 2 Loans will be subserviced by GMAC Mortgage Corporation. The Group 3 Loans will be subserviced by Midland Loan Services, Inc. SEE "DESCRIPTION OF THE SERVICING AGREEMENT -- THE SUBSERVICERS" IN THIS PROSPECTUS SUPPLEMENT.

         None of the initial mortgage loans were 30 days or more delinquent as of the Cut-off Date.

         Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each Group 1 Loan and Group 3 Loan is generally assumable in accordance with the terms of the related mortgage note.

         Each mortgage loan is required to be covered by a standard hazard insurance policy. SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER--HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE RATE ADJUSTMENT

         The mortgage rate on the mortgage loans in Loan Group 1 and Loan Group 3 will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years or five years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each adjustable-rate mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the adjustable-rate mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The adjustable-rate mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any adjustable-rate mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

         The mortgage rate on substantially all of the mortgage loans in Loan Group 1 and all of the mortgage loans in Loan Group 3 adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

         Substantially all of the adjustable-rate mortgage loans (other than the Seasoned Mortgage Loans) will not have reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

INDICES ON THE MORTGAGE LOANS

         The index applicable to the determination of the mortgage rate on approximately 99.22% and all (by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date) of the mortgage loans in Loan Group 1 and Loan Group 3, respectively, is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

         The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any adjustable-rate mortgage loan based on Six-Month LIBOR.



                                                  SIX-MONTH LIBOR


MONTH                    1997         1998         1999        2000         2001         2002         2003         2004
-----                    ----         ----         ----        ----         ----         ----         ----         ----
January                  5.71%        5.75%        5.04%       6.23%        5.36%        1.99%           1.35%     1.21%
February                 5.68         5.78         5.17        6.32         4.96         2.06            1.34      1.10%
March                    5.96         5.80         5.08        6.53         4.71         2.33            1.26
April                    6.08         5.87         5.08        6.61         4.23         2.10            1.29
May                      6.01         5.81         5.19        7.06         3.91         2.09            1.22
June                     5.94         5.87         5.62        7.01         3.83         1.95            1.12
July                     5.83         5.82         5.65        6.88         3.70         1.86            1.15
August                   5.86         5.69         5.90        6.83         3.48         1.82            1.21
September                5.85         5.36         5.96        6.76         2.53         1.75            1.18
October                  5.81         5.13         6.13        6.72         2.17         1.62            1.22
November                 6.04         5.28         6.04        6.68         2.10         1.47            1.25
December                 6.01         5.17         6.13        6.20         1.98         1.38            1.22

         The index applicable to the determination of the mortgage rate on approximately 0.78% (by aggregate outstanding principal balance of the related mortgage loans as of the Cut-off Date) of the mortgage loans in Loan Group 1 is the average of the interbank offered rates for one-year United States dollar deposits in the London market as published by Fannie Mae or THE WALL STREET JOURNAL and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or One-Year LIBOR.

PREPAYMENT CHARGES

         Approximately 79.79%, 61.96% and all of the Group 1 Loans, Group 2 Loans and Group 3 Loans, respectively (by aggregate outstanding principal balance of the related mortgage loans as of the Cut- off Date), provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. For the multifamily loans with no initial fixed rate period or a three year fixed rate period, the amount of the prepayment charge is 3% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the third year. For the multifamily loans with a five year fixed rate period, the amount of the charge is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until such charge terminates at the end of the fifth year. For the multifamily loans with a seven year fixed rate period, the amount of the charge is 5% of the principal balance of the related mortgage loan for the first year after origination, declining by 1% each year until the fifth year and remaining constant at 1% for the fifth, sixth and seventh years. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Securities.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the Group 1 Loans and Group 2 Loans (other than the Seasoned Mortgage Loans) and all of the Seasoned Mortgage Loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy. None of the Group 3 Loans will be insured by Primary Insurance Policy or the Radian Lender-Paid PMI Policy.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim.

         The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates for the mortgage loans will range from 0.230% per annum to 2.220% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

         To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms.

         SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER -- HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE LOAN CHARACTERISTICS

         The statistical information included in this Form 8-K with respect to the mortgage loans is based on a pool of 5,510 mortgage loans, 72.58% of which are in Loan Group 1, 22.07% of which are in Loan Group 2 and 4.35% of which are in Loan Group 3. References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of the Cut-off Date.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the Group 1 Loans, Group 2 Loans and Group 3 Loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Securities--Yield Sensitivity of the Grantor Trust Certificates" in this prospectus supplement.

LOAN GROUP 1

         The Group 1 Loans had an aggregate principal balance as of the Cut-off Date of approximately $1,000,058,587, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 1 Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 1 Loans at origination was approximately $256,517. No Group 1 Loan had a principal balance at origination of greater than approximately $1,500,000 or less than approximately $43,700. The average principal balance of the Group 1 Loans as of the Cut-off Date was approximately $256,425. No Group 1 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,500,000 or less than approximately $43,700.

         As of the Cut-off Date, the Group 1 Loans had mortgage rates ranging from approximately 3,250% per annum to approximately 9.875% per annum and the weighted average mortgage rate was approximately 5.537% per annum. The weighted average remaining term to stated maturity of the Group 1 Loans was approximately 359 months as of the Cut-off Date. None of the Group 1 Loans will have a first Due Date prior to January 1, 2003, or after May 1, 2004, or will have a remaining term to maturity of less than 345 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 1 Loan is April 1, 2034.

         Approximately 0.01%, 0.06%, 0.51%, 0.65%, 66.09%, 0.02% and 2.79% of
the Group 1 Loans have initial interest only periods of six months, one, two, three, five, seven and ten years, respectively.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to- value ratios at origination of the Group 1 Loans was approximately 78.42%. No loan-to-value ratio at origination of any Group 1 Loan was greater than approximately 100.00% or less than approximately 6.14%.

         None of the Group 1 Loans are buydown mortgage loans.

         None of the Group 1 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 99.86% of the Group 1 Loans (other than the Seasoned Mortgage Loans in Loan Group 1) have not reached their first adjustment date as of the Closing Date.

         Approximately 79.79% of the Group 1 Loans provide for prepayment charges.

         Approximately 10.55% and 7.96% of the Group 1 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 1 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 1.002% per annum.

         With respect to substantially all of the Group 1 Loans, the Minimum Mortgage Rate is equal to the Gross Margin.

         Set forth below is a description of certain additional characteristics of the Group 1 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 1 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.



                                              MORTGAGE LOAN PROGRAMS



                                                                                           WEIGHTED
                                                                                 WEIGHTED   AVERAGE    WEIGHTED    WEIGHTED
                                                                                 AVERAGE     REMG.      AVERAGE     AVERAGE
                                              NO. OF                 AVERAGE      GROSS      TERM       CREDIT     ORIGINAL
LOAN PROGRAMS               CURRENT BALANCE   LOANS   % OF TOTAL     BALANCE       WAC     (MONTHS)      SCORE        LTV
-------------               ---------------   -----   ----------     -------       ---     --------      -----        ---
10/20 LIBOR 6MO IO.........  $    1,607,500       2       0.16%     $ 803,750     5.172%    360.00        774        58.0%
2/28 LIBOR 6MO.............     169,052,550     884      16.90        191,236     6.199     359.27        685        83.0
2/28 LIBOR 6MO IO..........     277,424,574   1,020      27.74        271,985     5.402     359.62        703        78.9
3/1 LIBOR 12MO.............       2,084,576       6       0.21        347,429     4.069     360.00        771        53.7
3/1 LIBOR 12MO IO..........       3,145,801      12       0.31        262,150     5.138     359.49        739        81.2
3/27 LIBOR 6MO.............      46,357,496     222       4.64        208,818     5.790     359.51        689        77.5
3/27 LIBOR 6MO IO..........     113,511,481     403      11.35        281,666     5.214     359.66        707        75.6
30Y LIBOR 12M IO...........         787,800       4       0.08        196,950     5.052     360.00        689        79.9
30Y LIBOR 6MO..............      48,310,326     197       4.83        245,230     5.705     358.92        675        79.6
30Y LIBOR 6MO IO...........     214,681,242     730      21.47        294,084     5.231     359.50        701        78.3
5/1 LIBOR 12MO.............         676,681       3       0.07        225,560     5.037     359.63        677        75.0
5/1 LIBOR 12MO IO..........       1,080,750       6       0.11        180,125     5.750     358.58        704        81.5
5/25 LIBOR 6MO.............      32,230,268     133       3.22        242,333     5.808     359.32        707        75.7
5/25 LIBOR 6MO IO..........      87,205,136     273       8.72        319,433     5.581     359.20        718        74.1
7/23 LIBOR 6MO IO..........       1,902,405       5       0.19        380,481     5.772     357.84        721        69.0
                             --------------   -----     ------        -------     -----     ------        ---        ----
         Total.............  $1,000,058,587   3,900     100.00%       256,425     5.537     359.45        700        78.4%
                             ==============   =====     ======        =======     =====


                                       PRINCIPAL BALANCES AS OF ORIGINATION


                                                                                               WEIGHTED
                                                                                   WEIGHTED     AVERAGE   WEIGHTED     WEIGHTED
                                                                                    AVERAGE      REMG.     AVERAGE     AVERAGE
RANGE OF MORTGAGE                                 NO. OF      % OF     AVERAGE       GROSS       TERM      CREDIT      ORIGINAL
LOAN PRINCIPAL BALANCES         CURRENT BALANCE   LOANS      TOTAL     BALANCE        WAC      (MONTHS)     SCORE        LTV
-----------------------         ---------------   -----      -----     -------        ---      --------     -----        ---
$0.01 - $50,000.00............  $       90,618        2        0.01%   $   45,309    8.354%       358.45      655       82.3%
$50,000.01 - $100,000.00......      22,320,547      265        2.23        84,228    6.235        359.23      694       79.0
$100,000.01 - $150,000.00.....      84,311,235      661        8.43       127,551    5.989        359.33      690       80.6
$150,000.01 - $200,000.00.....     123,529,932      705       12.35       175,220    5.652        359.44      701       79.5
$200,000.01 - $250,000.00.....     131,718,773      585       13.17       225,160    5.595        359.43      699       80.1
$250,000.01 - $300,000.00.....     139,503,307      510       13.95       273,536    5.531        359.43      699       80.0
$300,000.01 - $350,000.00.....     135,504,118      419       13.55       323,399    5.403        359.49      703       79.4
$350,000.01 - $400,000.00.....      95,038,543      254        9.50       374,167    5.443        359.46      699       78.8
$400,000.01 - $450,000.00.....      59,887,860      141        5.99       424,737    5.520        359.55      703       78.1
$450,000.01 - $500,000.00.....      59,480,858      124        5.95       479,684    5.397        359.47      697       75.5
$500,000.01 - $550,000.00.....      31,035,092       59        3.10       526,019    5.411        359.61      693       76.4
$550,000.01 - $600,000.00.....      32,334,530       56        3.23       577,402    5.314        359.63      707       76.8
$600,000.01 - $650,000.00.....      38,382,117       61        3.84       629,215    5.388        359.57      700       75.3
$650,000.01 - $700,000.00.....      13,663,600       20        1.37       683,180    4.926        359.60      720       70.3
$700,000.01 - $750,000.00.....      10,359,220       14        1.04       739,944    4.600        359.71      673       63.2
$750,000.01 - $800,000.00.....       3,141,000        4        0.31       785,250    4.911        358.23      692       77.1
$800,000.01 - $850,000.00.....       3,303,800        4        0.33       825,950    4.938        359.75      730       66.3
$850,000.01 - $900,000.00.....       1,744,500        2        0.17       872,250    5.270        357.98      697       65.1
$900,000.01 - $950,000.00.....       3,703,140        4        0.37       925,785    5.558        359.24      739       72.5
$950,000.01 - $1,000,000.00...       6,922,048        7        0.69       988,864    5.352        359.00      739       64.6
$1,100,000.01 - $1,150,000.00.       1,102,500        1        0.11     1,102,500    5.750        359.00      709       70.0
$1,450,000.01 - $1,500,000.00.       2,981,250        2        0.30     1,490,625    5.939        358.99      713       63.7
                                --------------    -----      ------    ----------    -----        ------      ---       ----
         Total................  $1,000,058,587    3,900      100.00%   $  256,425    5.537%       359.45      700       78.4%
                                ==============    =====      ======

         As of origination, the average current principal balance of the Group 1 Loans will be approximately $256,517.


                                     PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


                                                                                             WEIGHTED
                                                                                   WEIGHTED   AVERAGE                 WEIGHTED
                                                                                   AVERAGE     REMG.      WEIGHTED     AVERAGE
RANGE OF MORTGAGE                                 NO. OF               AVERAGE      GROSS      TERM       AVERAGE     ORIGINAL
LOAN PRINCIPAL BALANCES        CURRENT BALANCE    LOANS    % OF TOTAL  BALANCE       WAC     (MONTHS)   CREDIT SCORE     LTV
-----------------------        ---------------    -----    ----------  -------       ---     --------   ------------     ---
$0.01 - $50,000.00............  $       90,618        2       0.01%    $   45,309    8.354%    358.45        655         82.3%
$50,000.01 - $100,000.00......      22,320,547      265       2.23         84,228    6.235     359.23        694         79.0
$100,000.01 - $150,000.00.....      84,460,062      662       8.45        127,583    5.991     359.32        690         80.6
$150,000.01 - $200,000.00.....     123,381,105      704      12.34        175,257    5.650     359.44        701         79.5
$200,000.01 - $250,000.00.....     131,968,224      586      13.20        225,202    5.594     359.43        699         80.1
$250,000.01 - $300,000.00.....     139,253,855      509      13.92        273,583    5.532     359.44        699         80.0
$300,000.01 - $350,000.00.....     135,852,801      420      13.58        323,459    5.407     359.48        703         79.4
$350,000.01 - $400,000.00.....      94,689,860      253       9.47        374,268    5.437     359.47        699         78.7
$400,000.01 - $450,000.00.....      59,887,860      141       5.99        424,737    5.520     359.55        703         78.1
$450,000.01 - $500,000.00.....      59,480,858      124       5.95        479,684    5.397     359.47        697         75.5
$500,000.01 - $550,000.00.....      31,035,092       59       3.10        526,019    5.411     359.61        693         76.4
$550,000.01 - $600,000.00.....      32,334,530       56       3.23        577,402    5.314     359.63        707         76.8
$600,000.01 - $650,000.00.....      38,382,117       61       3.84        629,215    5.388     359.57        700         75.3
$650,000.01 - $700,000.00.....      13,663,600       20       1.37        683,180    4.926     359.60        720         70.3
$700,000.01 - $750,000.00.....      10,359,220       14       1.04        739,944    4.600     359.71        673         63.2
$750,000.01 - $800,000.00.....       3,141,000        4       0.31        785,250    4.911     358.23        692         77.1
$800,000.01 - $850,000.00.....       3,303,800        4       0.33        825,950    4.938     359.75        730         66.3
$850,000.01 - $900,000.00.....       1,744,500        2       0.17        872,250    5.270     357.98        697         65.1
$900,000.01 - $950,000.00.....       3,703,140        4       0.37        925,785    5.558     359.24        739         72.5
$950,000.01 - $1,000,000.00...       6,922,048        7       0.69        988,864    5.352     359.00        739         64.6
$1,100,000.01 - $1,150,000....       1,102,500        1       0.11      1,102,500    5.750     359.00        709         70.0
$1,450,000.01 - $1,500,000.00.       2,981,250        2       0.30      1,490,625    5.939     358.99        713         63.7
                                --------------    -----     ------     ----------    -----     ------        ---         ----
         Total................  $1,000,058,587    3,900     100.00%    $  256,425    5.537%    359.45        700         78.4%
                                ==============    =====     ======

         As of the Cut-off Date, the average current principal balance of the Group 1 Loans will be approximately $256,425.


                                                  MORTGAGE RATES


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF                                    NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
MORTGAGE RATES (%)        CURRENT BALANCE   LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
------------------        ---------------   -----        -----        -------        ---     --------      -----        ---
3.000 - 3.499............  $    1,467,850        5        0.15%      $293,570       3.369%     358.74        678        77.8%
3.500 - 3.999............      21,821,392       73        2.18        298,923       3.796      359.50        718        68.2
4.000 - 4.499............      76,392,391      268        7.64        285,046       4.239      359.69        716        69.9
4.500 - 4.999............     203,809,701      736       20.38        276,915       4.717      359.62        709        74.8
5.000 - 5.499............     203,218,969      740       20.32        274,620       5.190      359.53        708        76.7
5.500 - 5.999............     218,447,793      794       21.84        275,123       5.694      359.33        699        79.5
6.000 - 6.499............      97,735,499      406        9.77        240,728       6.180      359.34        688        81.7
6.500 - 6.999............      89,977,420      431        9.00        208,764       6.695      359.28        683        85.5
7.000 - 7.499............      46,019,039      224        4.60        205,442       7.195      359.24        683        87.0
7.500 - 7.999............      26,792,356      150        2.68        178,616       7.693      359.29        671        87.4
8.000 - 8.499............       7,749,994       39        0.77        198,718       8.186      359.11        665        88.8
8.500 - 8.999............       5,287,337       26        0.53        203,359       8.637      359.38        641        87.5
9.000 - 9.499............         905,578        5        0.09        181,116       9.194      359.84        622        78.3
9.500 - 9.999............         433,269        3        0.04        144,423       9.739      359.17        635        92.7
                           --------------    -----      ------       --------       -----      ------        ---        ----
         Total...........  $1,000,058,587    3,900      100.00%      $256,425       5.537%     359.45        700        78.4%
                           ==============    =====      ======

____________

         The weighted average mortgage rate of the Group 1 Loans was approximately 5.537% per annum.


                                               NEXT ADJUSTMENT DATE


                                                                                            WEIGHTED
                                                                                  WEIGHTED  AVERAGE    WEIGHTED  WEIGHTED
                                                                                  AVERAGE    REMG.     AVERAGE   AVERAGE
                             CURRENT        NO. OF       % OF         AVERAGE      GROSS      TERM      CREDIT   ORIGINAL
NEXT ADJUSTMENT DATE         BALANCE        LOANS        TOTAL        BALANCE       WAC     (MONTHS)    SCORE      LTV
--------------------         -------        -----        -----        -------       ---     --------    -----      ---
April 1, 2004.......... $      610,373         3          0.06%      $203,458      6.665%     355.00      684       88.4%
May 1, 2004............      3,802,806        19          0.38        200,148      5.610      356.00      691       84.3
June 1, 2004...........      4,629,079        22          0.46        210,413      5.271      356.88      705       77.3
July 1, 2004...........     18,644,696        67          1.86        278,279      5.536      357.88      698       80.1
August 1, 2004.........     82,244,457       291          8.22        282,627      5.425      358.95      700       78.6
September 1, 2004......    115,183,756       385         11.52        299,179      5.251      359.98      695       77.9
October 1, 2004........     37,876,400       140          3.79        270,546      5.135      360.00      692       78.7
March 1, 2005..........        787,800         4          0.08        196,950      5.052      360.00      689       79.9
June 1, 2005...........         69,771         1          0.01         69,771      6.125      351.00      636       80.0
August 1, 2005.........        372,284         1          0.04        372,284      5.875      353.00      655       80.0
September 1, 2005......        821,257         4          0.08        205,314      6.646      354.00      659       90.1
October 1, 2005........      1,476,644        10          0.15        147,664      6.235      355.00      682       84.4
November 1, 2005.......      4,420,127        26          0.44        170,005      6.529      356.00      690       86.0
December 1, 2005.......      4,963,967        24          0.50        206,832      6.353      357.00      705       85.0
January 1, 2006........     16,500,103        75          1.65        220,001      6.100      358.00      691       83.9
February 1, 2006.......    151,652,249       681         15.16        222,691      5.856      359.03      700       81.9
March 1, 2006..........    211,677,763       867         21.17        244,150      5.643      360.00      695       79.1
April 1, 2006..........     54,522,960       215          5.45        253,595      5.242      360.00      695       79.4
October 1, 2006........        207,663         1          0.02        207,663      4.500      355.00      720       80.0
November 1, 2006.......        607,049         4          0.06        151,762      6.245      356.00      716       89.0
December 1, 2006.......      1,198,394         6          0.12        199,732      6.801      357.00      696       84.9
January 1, 2007........      6,372,125        27          0.64        236,005      5.624      358.00      717       81.1
February 1, 2007.......     44,864,194       184          4.49        243,827      5.510      359.03      705       76.8
March 1, 2007..........     81,802,002       306          8.18        267,327      5.301      360.00      704       74.9
April 1, 2007..........     30,047,928       115          3.00        261,286      5.169      360.00      698       76.0
December 1, 2007.......        344,000         1          0.03        344,000      5.625      345.00      668       80.0
January 1, 2008........        222,253         1          0.02        222,253      6.875      346.00      672       90.0
October 1, 2008........        795,000         1          0.08        795,000      5.625      355.00      732       79.5
November 1, 2008.......      1,125,729         4          0.11        281,432      5.865      356.00      706       79.7
December 1, 2008.......      2,331,454         7          0.23        333,065      5.872      357.00      738       81.7
January 1, 2009........     13,832,805        41          1.38        337,385      5.906      358.00      720       73.2
February 1, 2009.......     41,863,258       137          4.19        305,571      5.680      359.00      715       74.7
March 1, 2009..........     45,232,387       163          4.52        277,499      5.600      360.00      715       75.2
April 1, 2009..........     15,445,950        60          1.54        257,433      5.343      360.00      708       72.0
December 1, 2010.......        892,500         1          0.09        892,500      6.125      357.00      696       70.0
January 1, 2011........        420,905         2          0.04        210,452      5.555      358.00      704       60.9
February 1, 2011.......        589,000         2          0.06        294,500      5.391      359.00      771       73.3
March 1, 2014..........      1,607,500         2          0.16        803,750      5.172      360.00      774       58.0
                        --------------     -----        ------       --------      -----      ------      ---       ----
         Total......... $1,000,058,587     3,900        100.00%      $256,425      5.537%     359.45      700       78.4%
                        ==============     =====        ======

_____________
         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 1 Loans will be approximately 25 months.


                                                   GROSS MARGIN


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF GROSS MARGINS       CURRENT        NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
(%)                          BALANCE         LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
----------------------       -------        ------       ----         -------       -----      ----       ------     --------
1.750 - 1.999..........  $      248,000          1        0.02%      $248,000       5.375%     360.00       795         80.0%
2.000 - 2.249..........       1,795,784          5        0.18        359,157       4.449      360.00       725         72.4
2.250 - 2.499..........      57,065,938        141        5.71        404,723       5.311      359.06       718         72.9
2.500 - 2.749..........      13,565,146         59        1.36        229,918       5.049      358.38       708         77.8
2.750 - 2.999..........      57,119,250        223        5.71        256,140       5.575      358.74       713         80.1
3.000 - 3.249..........     186,942,145        661       18.69        282,817       5.217      359.43       699         77.8
3.250 - 3.499..........     394,024,215      1,561       39.40        252,418       5.348      359.55       707         78.0
3.500 - 3.749..........     107,881,826        410       10.79        263,126       5.536      359.69       699         75.6
3.750 - 3.999..........      50,867,431        221        5.09        230,169       5.823      359.66       676         79.2
4.000 - 4.249..........      18,753,296         76        1.88        246,754       6.305      359.72       666         82.0
4.250 - 4.499..........       9,855,421         42        0.99        234,653       6.440      359.73       664         83.9
4.500 - 4.749..........       5,954,572         26        0.60        229,022       6.237      359.73       689         84.0
4.750 - 4.999..........       5,306,312         18        0.53        294,795       6.015      359.54       670         78.9
5.000 - 5.249..........      51,275,830        263        5.13        194,965       6.671      359.22       689         89.5
5.250 - 5.499..........       2,128,510          9        0.21        236,501       6.261      359.64       664         76.1
5.500 - 5.749..........       2,752,950         14        0.28        196,639       6.538      359.64       633         78.6
5.750 - 5.999..........      12,179,073         56        1.22        217,483       6.597      359.70       652         77.1
6.000 - 6.249..........       7,700,639         31        0.77        248,408       6.486      359.66       674         82.8
6.250 - 6.499..........       3,114,757         15        0.31        207,650       6.841      359.49       645         82.0
6.500 - 6.749..........       3,482,106         24        0.35        145,088       6.976      359.88       681         77.6
6.750 - 6.999..........       2,351,666         12        0.24        195,972       7.162      359.54       665         77.9
7.000 - 7.249..........       1,742,274         11        0.17        158,389       7.609      359.65       679         81.6
7.250 - 7.499..........       1,196,526          9        0.12        132,947       7.592      359.81       665         85.3
7.500 - 7.749..........       1,522,316          6        0.15        253,719       7.783      359.94       690         85.4
7.750 - 7.999..........         510,191          2        0.05        255,095       8.506      360.00       665         90.9
8.000 - 8.249..........         502,558          2        0.05        251,279       8.375      358.02       679         95.0
8.250- 8.499...........         110,670          1        0.01        110,670       8.690      360.00       673         85.0
8.500- 8.749...........         109,187          1        0.01        109,187       8.750      359.00       666         95.0
                         --------------      -----      ------       --------       -----      ------       ---         ----
         Total.........  $1,000,058,587      3,900      100.00%      $256,425       5.537%     359.45       700         78.4%
                         ==============      =====      ======

___________

         As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Loans will be approximately 3.448% per annum.


                                               MAXIMUM MORTGAGE RATE


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF MAXIMUM             CURRENT        NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
MORTGAGE RATES (%)           BALANCE        LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
------------------           -------        -----        -----        -------        ---     --------      -----        ---
8.500 - 8.999...........  $      500,000        1         0.05%    $500,000          3.875%     360.00        773       69.0%
9.000 - 9.499...........       2,956,746        9         0.30      328,527          3.836      359.23        677       76.6
9.500 - 9.999...........      23,045,985       80         2.30      288,075          3.874      359.53        714       68.8
10.000 - 10.499.........      77,815,525      273         7.78      285,039          4.281      359.69        717       70.0
10.500 - 10.999.........     204,260,429      735        20.42      277,905          4.731      359.60        710       74.8
11.000 - 11.499.........     197,907,288      717        19.79      276,021          5.193      359.54        707       76.6
11.500 - 11.999.........     212,371,654      766        21.24      277,248          5.698      359.35        699       79.3
12.000 - 12.499.........      96,861,567      406         9.69      238,575          6.182      359.36        688       81.4
12.500 - 12.999.........      87,918,546      414         8.79      212,364          6.586      359.29        683       84.7
13.000 - 13.499.........      38,982,234      188         3.90      207,352          7.127      359.29        685       86.5
13.500 - 13.999.........      28,517,914      154         2.85      185,181          7.406      359.25        682       89.8
14.000 - 14.499.........      12,775,994       67         1.28      190,686          7.654      358.90        678       91.7
14.500 - 14.999.........      10,762,263       60         1.08      179,371          8.101      359.13        654       88.3
15.000 - 15.499.........       3,026,547       17         0.30      178,032          8.465      359.23        629       88.3
15.500 - 15.999.........       1,487,292        9         0.15      165,255          8.953      359.18        578       79.1
16.000 - 16.499.........         135,000        1         0.01      135,000          9.375      360.00        550        6.1
18.000 - 18.499.........         197,299        1         0.02      197,299          5.875      360.00        680      100.0
19.500 - 19.999.........         256,279        1         0.03      256,279          6.750      359.00        663       90.0
Greater than 19.999.....         280,026        1         0.03      280,026          7.125      360.00        785       95.0
                          --------------    -----       ------     --------          -----      ------        ---       ----
         Total..........  $1,000,058,587    3,900       100.00%    $256,425          5.537%     359.45        700       78.4%
                          ==============    =====       ======

_________________
         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 1 Loans will be approximately 11.565% per annum.



                                             INITIAL FIXED-RATE PERIOD



                                                                                            WEIGHTED
                                                                                  WEIGHTED  AVERAGE    WEIGHTED   WEIGHTED
                                                                                  AVERAGE    REMG.      AVERAGE    AVERAGE
                                            NO. OF       % OF         AVERAGE      GROSS      TERM      CREDIT    ORIGINAL
INITIAL FIXED PERIOD     CURRENT BALANCE    LOANS        TOTAL        BALANCE       WAC     (MONTHS)     SCORE       LTV
--------------------     ---------------    -----        -----        -------       ---     --------     -----       ---
Six Months..............  $  262,991,567      927       26.30%        $283,702     5.318%     359.39       696      78.5%
One Year................         787,800        4        0.08          196,950     5.052      360.00       689      79.9
Two Years...............     446,477,124    1,904       44.65          234,494     5.704      359.49       696      80.4
Three Years.............     165,099,355      643       16.51          256,764     5.360      359.62       704      76.0
Five Years..............     121,192,835      415       12.12          292,031     5.640      359.23       715      74.6
Seven Years.............       1,902,405        5        0.19          380,481     5.772      357.84       721      69.0
Ten Years...............       1,607,500        2        0.16          803,750     5.172      360.00       774      58.0
                          --------------    -----      ------         --------     -----      ------       ---      ----
         Total..........  $1,000,058,587    3,900      100.00%        $256,425     5.537%     359.45       700      78.4%
                          ==============    =====      ======



                                                 INITIAL RATE CAP



                                                                                            WEIGHTED
                                                                                  WEIGHTED  AVERAGE    WEIGHTED  WEIGHTED
                                                                                  AVERAGE    REMG.     AVERAGE   AVERAGE
                                            NO. OF       % OF         AVERAGE      GROSS      TERM      CREDIT   ORIGINAL
INITIAL CAP (%)          CURRENT BALANCE    LOANS        TOTAL        BALANCE       WAC     (MONTHS)    SCORE      LTV
---------------          ---------------    -----        -----        -------       ---     --------    -----      ---
1.000...................  $  259,308,116      914        25.93%      $283,707     5.305%       359.40      697     78.6%
1.500...................       3,283,920       14         0.33        234,566     6.931        358.92      603     75.2
2.000...................      31,156,015      172         3.12        181,140     6.612        358.93      701     93.9
3.000...................     630,602,882    2,570        63.06        245,371     5.563        359.56      699     77.9
5.000...................      12,539,701       40         1.25        313,493     5.647        359.47      714     77.0
6.000...................      63,167,954      190         6.32        332,463     5.595        358.85      718     75.8
                          --------------    -----       ------       --------     -----        ------      ---     ----
         Total..........  $1,000,058,587    3,900       100.00%      $256,425     5.537%       359.45      700     78.4%
                          ==============    =====       ======




                                                 PERIODIC RATE CAP



                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                                            NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
SUBSEQUENT CAP (%)       CURRENT BALANCE    LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
------------------       ---------------    -----        -----        -------        ---     --------      -----        ---
1.000...................  $  936,022,215    3,675       93.60%        $254,700     5.522%     359.49         700       78.6%
1.125...................         322,400        1        0.03          322,400     4.375      360.00         700       80.0
1.500...................       8,807,665       43        0.88          204,829     7.308      359.09         589       72.0
1.625...................         124,650        1        0.01          124,650     5.000      360.00         791       70.0
2.000...................      54,243,507      178        5.42          304,739     5.501      358.90         718       77.2
2.375...................         230,150        1        0.02          230,150     5.375      358.00         648       64.8
2.625...................         308,000        1        0.03          308,000     5.625      360.00         769       80.0
                          --------------    -----      ------         --------     -----      ------         ---       ----
         Total..........  $1,000,058,587    3,900      100.00%        $256,425     5.537%     359.45         700       78.4%
                          ==============    =====      ======


                                           ORIGINAL LOAN-TO-VALUE RATIOS



                                                                                        WEIGHTED
                                                                              WEIGHTED  AVERAGE   WEIGHTED  WEIGHTED
                                                                              AVERAGE    REMG.    AVERAGE    AVERAGE
RANGE OF LOAN-TO-VALUE       CURRENT       NO. OF      % OF        AVERAGE     GROSS      TERM     CREDIT   ORIGINAL
RATIOS (%)                   BALANCE       LOANS       TOTAL       BALANCE      WAC     (MONTHS)   SCORE       LTV
----------------------       -------       ------      ----        -------     -----      ----     ------   --------
0.01 - 20.00............ $      444,901        5        0.04%     $ 88,980     6.530%     359.84      658     13.9%
20.01 - 25.00...........        261,893        2        0.03       130,947     4.852      360.00      704     22.3
25.01 - 30.00...........        555,000        2        0.06       277,500     4.861      360.00      780     26.2
30.01 - 35.00...........      1,156,415        5        0.12       231,283     4.162      358.96      740     33.5
35.01 - 40.00...........      1,540,250        8        0.15       192,531     4.425      359.27      733     38.3
40.01 - 45.00...........      2,962,975       12        0.30       246,915     4.873      359.38      732     42.9
45.01 - 50.00...........      7,896,709       32        0.79       246,772     4.736      359.55      684     48.1
50.01 - 55.00...........      8,246,496       25        0.82       329,860     4.951      359.40      708     53.2
55.01 - 60.00...........     19,974,542       65        2.00       307,301     4.853      359.56      700     57.7
60.01 - 65.00...........     28,360,734      109        2.84       260,190     4.958      359.69      685     63.4
65.01 - 70.00...........    162,886,294      562       16.29       289,833     4.878      359.54      708     69.7
70.01 - 75.00...........     43,257,515      144        4.33       300,399     5.546      359.52      694     74.1
75.01 - 80.00...........    537,242,849    2,026       53.72       265,174     5.458      359.49      700     79.8
80.01 - 85.00...........     20,506,835       88        2.05       233,032     6.198      359.52      690     84.4
85.01 - 90.00...........     92,178,178      457        9.22       201,703     6.560      359.30      691     89.7
90.01 - 95.00...........     47,507,982      218        4.75       217,927     6.733      359.03      696     94.7
95.01 - 100.00..........     25,079,019      140        2.51       179,136     6.776      358.88      704     99.6
                         --------------    -----      ------      --------     -----      ------      ---     ----
         Total.......... $1,000,058,587    3,900      100.00*     $256,425     5.537%     359.45      700     78.4%
                         ==============    =====      ======

__________

         The minimum and maximum loan-to-value ratios of the Group 1 Loans at origination were approximately 6.14% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 1 Loans at origination was approximately 78.42%.


                                                  OCCUPANCY TYPES


                                                                                  WEIGHTED    WEIGHTED    WEIGHTED    WEIGHTED
                                                                                   AVERAGE    AVERAGE      AVERAGE     AVERAGE
                                            NO. OF       % OF         AVERAGE       GROSS    REMG. TERM    CREDIT     ORIGINAL
OCCUPANCY                CURRENT BALANCE    LOANS        TOTAL        BALANCE        WAC      (MONTHS)      SCORE        LTV
---------                ---------------    -----        -----        -------        ---      --------      -----        ---
Owner Occupied..........  $  813,914,641    3,064       81.39%        $265,638      5.499%      359.46        698        78.8%
Non-Owner Occupied......     163,452,386      745       16.34          219,399      5.693       359.44        707        76.3
Second Home.............      22,691,560       91        2.27          249,358      5.744       359.38        708        78.9
                          --------------    -----      ------         --------      -----       ------        ---        ----
         Total..........  $1,000,058,587    3,900      100.00%        $256,425      5.537%      359.45        700        78.4%
                          ==============    =====      ======

__________
         Occupancy type is based on the representation of the borrower at the time of origination.


                                   MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                                            NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
DOCUMENT TYPE            CURRENT BALANCE    LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
-------------            ---------------    -----        -----        -------        ---     --------      -----        ---
Progressive Series
Program (Limited
(Stated)
Documentation)..........  $  520,496,937    1,932        52.05%     $269,408       5.387%      359.50      703        77.9%
Progressive Series
Program
(Full Documentation)....     191,063,385      758        19.11       252,063       5.079       359.52      699        77.4
Progressive Express(TM)
Program (Non Verified
Assets).................     125,050,154      489        12.50       255,726       6.133       359.28      690        79.5
Progressive Express(TM)
Program (Verified
Assets).................      96,835,976      404         9.68       239,693       5.926       359.28      696        80.6
Progressive Express(TM)
No Doc Program (No
Documentation)..........      43,066,222      191         4.31       225,478       6.318       359.33      700        79.8
Progressive Express(TM)
Program No Doc
Program (Verified
Assets).................       8,306,583       39         0.83       212,989       5.936       359.48      714        79.6
Progressive Series
Program (Full
Income/Stated Assets
Documentation)..........       9,816,127       62         0.98       158,325       6.924       359.89      684        80.5
Progressive Series
Program (No
Income/No Asset
Documentation)..........       3,454,604       18         0.35       191,922       5.836       359.18      689        81.8
Progressive Series
Program (No Ratio)......       1,753,500        5         0.18       350,700       6.263       360.00      704        80.4
Progressive Series
Program (Alternative
Documentation)..........         215,100        2         0.02       107,550       6.655       359.00      728        90.0
                          --------------    -----       ------      --------       -----       ------      ---        ----
         Total..........  $1,000,058,587    3,900       100.00%     $256,425       5.537%      359.45      700        78.4%
                          ==============    =====       ======

         See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.


                                                  RISK CATEGORIES


                                                                                                  WEIGHTED
                                                                                                   AVERAGE   WEIGHTED    WEIGHTED
                                                                                      WEIGHTED      REMG.     AVERAGE     AVERAGE
                                                NO. OF      % OF         AVERAGE      AVERAGE       TERM      CREDIT     ORIGINAL
CREDIT GRADE CATEGORY        CURRENT BALANCE    LOANS       TOTAL        BALANCE     GROSS WAC    (MONTHS)     SCORE        LTV
---------------------        ---------------    -----       -----        -------     ---------    --------     -----        ---
A+(1)........................ $  530,890,074    2,010       53.09%      $264,124       5.243       359.47       726        77.5%
A(1).........................    252,962,283      975       25.29        259,448       5.634       359.55       657        78.8
A- (1).......................     15,427,747       63        1.54        244,885       5.914       359.51       621        74.1
B(1).........................        492,492        2        0.05        246,246       8.032       358.44       580        71.0
C(1).........................        562,839        4        0.06        140,710       8.683       359.51       550        49.7
CX...........................        333,532        1        0.03        333,532       8.125       360.00       519        75.0
Progressive Express(TM)I(2)..    115,052,550      462       11.50        249,031       5.948       359.35       728        81.2
Progressive Express(TM)II(2).     70,040,013      317        7.00        220,946       6.316       359.20       650        81.4
Progressive Express(TM)III(2)      6,493,683       28        0.65        231,917       6.592       358.98       621        77.6
Progressive Express(TM)IV(2).      3,929,399       18        0.39        218,300       6.466       359.41       589        77.8
Progressive Express(TM)V(2)..      1,862,758       11        0.19        169,342       7.546       359.65       596        67.9
Progressive Express(TM)VI(2).      2,011,216        9        0.20        223,468       7.973       359.16       528        65.2
                                   ---------        -        ----        -------       -----       ------       ---        ----
         Total............... $1,000,058,587    3,900      100.00%      $256,425       5.537       359.45       700        78.4%
                              ==============    =====      ======

_________________
(1) All of these Group 1 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV and V, respectively. All of the Seasoned Mortgage Loans in Loan Group 1 have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These Group 1 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 1 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 1 Loans do not correspond to the alphabetical risk categories listed above.

         SEE "--UNDERWRITING STANDARDS" BELOW FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.


                                                  PROPERTY TYPES


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                                                 NO. OF     % OF       AVERAGE      GROSS      TERM       CREDIT     ORIGINAL
PROPERTY TYPE                  CURRENT BALANCE   LOANS     TOTAL       BALANCE       WAC     (MONTHS)      SCORE        LTV
-------------                  ---------------   -----     -----       -------       ---     --------      -----        ---
Single-Family Residence.......  $  609,238,821    2,416     60.92%    $252,168      5.550%     359.45       697         78.8%
De minimis PUD................     144,761,345      492     14.48      294,230      5.386      359.55       703         78.0
Condominium...................      96,194,506      426      9.62      225,809      5.501      359.39       704         79.0
Planned Unit Development......      59,741,878      259      5.97      230,664      5.691      359.30       706         81.3
Two Family....................      36,599,831      136      3.66      269,116      5.841      359.49       702         77.0
Four Family...................      27,442,097       82      2.74      334,660      5.435      359.29       711         69.5
Three Family..................      17,040,873       52      1.70      327,709      5.578      359.53       713         73.0
Highrise/Condominium..........       6,068,011       23      0.61      263,827      5.181      359.59       705         73.9
Townhouse.....................       1,994,925       11      0.20      181,357      6.398      359.03       727         87.0
Site Condo....................         540,800        2      0.05      270,400      5.213      360.00       695         80.0
Condotel......................         435,500        1      0.04      435,500      4.375      360.00       704         65.0
                                --------------    -----    ------     --------      -----      ------       ---         ----
         Total................  $1,000,058,587    3,900    100.00%    $256,425      5.537%     359.45       700         78.4%
                                ==============    =====    ======


                                  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                             CURRENT        NO. OF        % OF        AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
STATE                        BALANCE         LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
-----                        -------         -----       -----        -------        ---     --------      -----        ---
Alabama.................  $      236,463         2        0.02%       $118,232      6.297%     359.00       720         88.7%
Arkansas................         276,041         3        0.03          92,014      7.001      359.27       699         88.6
Arizona.................      16,530,992       105        1.65         157,438      6.125      359.52       690         82.8
California..............     690,220,790     2,314       69.02         298,280      5.356      359.52       703         77.1
Colorado................      18,934,250        90        1.89         210,381      5.590      359.51       696         81.2
Connecticut ...........        2,923,941        12        0.29         243,662      5.052      359.84       692         71.7
District of Columbia....       1,731,765         9        0.17         192,418      6.448      359.19       693         82.9
Florida.................      85,801,290       444        8.58         193,246      5.834      359.41       698         80.5
Georgia.................      10,705,461        62        1.07         172,669      5.389      359.09       686         80.5
Hawaii..................       7,507,528        21        0.75         357,501      5.257      359.73       708         74.6
Iowa....................         105,500         1        0.01         105,500      6.750      360.00       698         83.1
Idaho...................         471,995         4        0.05         117,999      5.347      358.79       759         76.4
Illinois................      12,927,791        68        1.29         190,115      6.442      359.19       693         84.4
Indiana.................       2,082,240        17        0.21         122,485      6.081      359.39       680         82.2
Kansas..................         179,063         1        0.02         179,063      7.340      359.00       660         99.6
Kentucky................         354,722         4        0.04          88,680      5.981      360.00       693         78.5
Louisiana...............         350,884         3        0.04         116,961      7.292      359.00       621         90.0
Massachusetts...........       3,774,670        14        0.38         269,619      6.443      359.15       691         84.4
Maryland................      11,152,516        50        1.12         223,050      6.255      359.14       687         83.5
Maine...................         200,700         1        0.02         200,700      6.125      360.00       583         90.0
Michigan................       9,760,560        56        0.98         174,296      6.385      357.36       691         87.3
Minnesota...............       6,398,766        30        0.64         213,292      6.385      359.59       683         79.3
Missouri................       1,061,294         9        0.11         117,922      6.826      358.90       666         85.6
Mississippi.............         572,625         5        0.06         114,525      4.828      359.70       689         79.2
Montana.................         235,000         1        0.02         235,000      6.375      360.00       691         79.1
North Carolina..........       3,048,371        20        0.30         152,419      6.995      359.13       687         82.7
Nebraska................         412,269         3        0.04         137,423      7.078      358.03       676         86.0
New Hampshire...........       1,008,969         4        0.10         252,242      5.800      359.40       653         72.4
New Jersey..............       8,670,396        33        0.87         262,739      6.603      359.56       682         83.1
New Mexico .............         502,098         4        0.05         125,524      6.900      359.41       672         83.6
Nevada..................      26,177,209       122        2.62         214,567      5.750      359.52       696         80.6
New York................       6,275,011        20        0.63         313,751      6.191      359.24       677         79.8
Ohio....................       4,433,227        34        0.44         130,389      6.354      359.04       686         83.5
Oklahoma................          67,647         1        0.01          67,647      7.240      359.00       666         97.4
Oregon..................       4,056,128        23        0.41         176,353      6.016      359.04       688         84.8
Pennsylvania............       2,694,099        12        0.27         224,508      5.969      359.95       675         75.2
Rhode Island............       1,371,443         5        0.14         274,289      5.752      359.45       709         80.0
South Carolina..........       2,622,526        16        0.26         163,908      5.879      358.72       711         75.9
Tennessee...............       3,026,372        16        0.30         189,148      6.049      359.15       689         81.4
Texas...................       7,072,954        46        0.71         153,760      6.733      359.34       686         87.0
Utah....................       8,977,843        56        0.90         160,319      5.440      359.69       694         80.2
Virginia................      26,186,079       107        2.62         244,730      5.679      358.98       693         81.4
Washington..............       7,635,238        41        0.76         186,225      5.960      359.59       690         80.5
Wisconsin...............       1,323,861        11        0.13         120,351      6.611      359.53       661         78.7
                          --------------     -----      ------        --------      -----      ------       ---         ----
         Total..........  $1,000,058,587     3,900      100.00%       $256,425      5.537%     359.45       700         78.4%
                          ==============     =====      ======

         No more than approximately 0.85% of the Group 1 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.



                                               DEBT TO INCOME RATIO



                                                                                           WEIGHTED
                                                                                WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                 AVERAGE     REMG.      AVERAGE    AVERAGE
                              CURRENT      NO. OF       % OF        AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
DESCRIPTION (%)               BALANCE       LOANS       TOTAL       BALANCE        WAC     (MONTHS)      SCORE       LTV
---------------               -------       -----       -----       -------        ---     --------      -----       ---
0.01 - 5.00...............  $      341,087      2        0.03%      $170,544       5.521%     359.32      720       83.2%
5.01 - 10.00..............       1,640,300      6        0.16        273,383       4.914      359.56      722       72.0
10.01 - 15.00.............       6,489,542     27        0.65        240,353       4.966      359.26      712       70.9
15.01 - 20.00.............      10,482,176     44        1.05        238,231       5.153      359.79      707       74.5
20.01 - 25.00.............      20,114,249     92        2.01        218,633       5.365      359.25      710       77.6
25.01 - 30.00.............      50,690,911    209        5.07        242,540       5.230      359.56      703       75.8
30.01 - 35.00.............      88,804,279    350        8.88        253,727       5.391      359.51      702       78.0
35.01 - 40.00.............     140,279,057    516       14.03        271,859       5.417      359.46      704       78.1
40.01 - 45.00.............     181,224,478    709       18.12        255,606       5.504      359.53      698       79.6
45.01 - 50.00.............     140,771,454    547       14.08        257,352       5.356      359.53      698       79.2
50.01 - 55.00.............      11,566,242     42        1.16        275,387       4.965      359.65      689       70.8
Greater than 55.00........       2,969,012     13        0.30        228,386       5.553      359.45      673       73.7
Not Required..............     344,685,800  1,343       34.47        256,654       5.813      359.34      698       78.8
                            --------------  -----      ------       --------       -----      ------      ---       ----
         Total............  $1,000,058,587  3,900      100.00%      $256,425       5.537%     359.45      700       78.4%
                            ==============  =====      ======


         As of the Cut-off Date, the weighted average debt to income ratio of the Group 1 Loans will be approximately 39.05% per annum.



                                                PREPAYMENT PENALTY



                                                                                            WEIGHTED
                                                                                 WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE     AVERAGE
                                           NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
NUMBER OF MONTHS          CURRENT BALANCE   LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
----------------          ---------------   -----       -----        -------        ---     --------      -----        ---
0........................  $  202,156,009      799       20.21%      $253,011       5.599%   359.24       704       79.3%
3........................         280,000        1        0.03        280,000       5.375    360.00       623       70.0
6........................       8,788,938       20        0.88        439,447       5.535    359.27       712       72.7
7........................       2,190,750        4        0.22        547,688       5.850    357.33       741       72.1
12.......................     207,876,841      712       20.79        291,962       5.320    359.49       700       76.9
24.......................     338,690,702    1,429       33.87        237,012       5.619    359.54       696       80.1
36.......................     142,549,708      574       14.25        248,344       5.532    359.56       697       76.8
60.......................      97,525,639      361        9.75        270,154       5.584    359.40       706       77.2
                           --------------    -----      ------       --------       -----    ------       ---       ----
         Total...........  $1,000,058,587    3,900      100.00%      $256,425       5.537%   359.45       700       78.4%
                           ==============    =====      ======


                                      MONTHS REMAINING TO SCHEDULED MATURITY



                                                                                            WEIGHTED
                                                                                 WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE     AVERAGE
                              CURRENT      NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
RANGE OF MONTHS               BALANCE       LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
---------------               -------       -----       -----        -------        ---     --------      -----        ---
301-360...................  $1,000,058,587  3,900      100.00%       $256,425       5.537%   359.45        700        78.4%
                            --------------  -----      ------        --------       ------   ------        ---        ----
Total.....................  $1,000,058,587  3,900      100.00%       $256,425       5.537%   359.45        700        78.4%
                            ==============  =====      ======                                                         ====

         As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 1 Loans will be approximately 359 months.



                                                   CREDIT SCORES


                                                                                            WEIGHTED
                                                                                 WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE     AVERAGE
                              CURRENT      NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
RANGE OF CREDIT SCORES        BALANCE       LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
----------------------        -------       -----       -----        -------        ---     --------      -----        ---
Not Required..............  $      286,135      2        0.03%       $143,067       4.680%   360.00         N/A       63.1%
801 - 820.................       6,155,930     23        0.62         267,649       5.084    359.36         806       79.8
781 - 800.................      33,655,256    121        3.37         278,143       5.253    359.49         788       74.8
761 - 780.................      75,412,151    282        7.54         267,419       5.244    359.42         770       77.0
741 - 760.................      93,479,804    349        9.35         267,850       5.281    359.40         751       77.5
721 - 740.................     120,778,565    478       12.08         252,675       5.304    359.40         730       78.3
701 - 720.................     152,401,545    581       15.24         262,309       5.473    359.45         710       79.0
681 - 700.................     171,935,476    665       17.19         258,550       5.464    359.50         691       78.8
661 - 680.................     134,385,099    530       13.44         253,557       5.690    359.41         670       79.9
641 - 660.................     113,139,849    457       11.31         247,571       5.782    359.54         651       78.7
621 - 640.................      68,934,027    284        6.89         242,725       5.998    359.49         631       79.1
601 - 620.................      20,029,262     85        2.00         235,638       6.165    359.39         612       76.0
581 - 600.................       5,442,009     24        0.54         226,750       6.668    359.14         590       77.3
561 - 580.................       1,120,756      5        0.11         224,151       7.635    359.68         567       68.1
541 - 560.................       1,150,106      7        0.12         164,301       8.266    359.46         550       60.4
521 - 540.................         419,746      1        0.04         419,746       8.500    359.00         521       70.0
501 - 520.................       1,168,373      5        0.12         233,675       7.878    359.38         512       64.2
Less than 500.............         164,500      1        0.02         164,500       7.250    360.00         500       70.0
                            --------------  -----      ------        --------       -----    ------         ---       ----
Total.....................  $1,000,058,587  3,900      100.00%       $256,425       5.537%   359.45         700       78.4%
                            ==============  =====      ======

         As of the Cut-off Date, the weighted average credit score of the Group 1 Loans will be approximately 700.


                                              RANGE OF MONTHS TO ROLL



                                                                                           WEIGHTED
                                                                                WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                 AVERAGE     REMG.      AVERAGE    AVERAGE
                                           NO. OF      % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
NUMBER OF MONTHS         CURRENT BALANCE   LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE       LTV
----------------         ---------------   -----       -----        -------        ---     --------      -----       ---
1 - 6................... $   262,991,567     927       26.30%      $283,702       5.318%    359.39        696       78.5%
7 - 12..................         787,800       4        0.08        196,950       5.052     360.00        689       79.9
13 - 18.................       1,263,312       6        0.13        210,552       6.390     353.54        657       86.5
19 - 24.................     445,213,812   1,898       44.52        234,570       5.702     359.51        696       80.4
25 - 31.................         207,663       1        0.02        207,663       4.500     355.00        720       80.0
32 - 37.................     164,891,692     642       16.49        256,841       5.361     359.62        704       76.0
43 - 49.................         566,253       2        0.06        283,126       6.116     345.39        670       83.9
50 - 55.................         795,000       1        0.08        795,000       5.625     355.00        732       79.5
56 - 61.................     119,831,582     412       11.98        290,853       5.638     359.32        715       74.5
80 - 85.................       1,902,405       5        0.19        380,481       5.772     357.84        721       69.0
Greater than 85.........       1,607,500       2        0.16        803,750       5.172     360.00        774       58.0
                          --------------   -----      ------       --------       -----     ------        ---       ----
Total...................  $1,000,058,587   3,900      100.00%      $256,425       5.537%    359.45        700       78.4%
                          ==============   =====      ======

         As of the Cut-off Date, the weighted average months to roll of the Group 1 Loans will be approximately 25 months.


                                                   LOAN PURPOSES



                                                                                              WEIGHTED
                                                                                               AVERAGE                 WEIGHTED
                                                                                   WEIGHTED     REMG.      WEIGHTED     AVERAGE
                                            NO. OF       % OF         AVERAGE      AVERAGE      TERM       AVERAGE     ORIGINAL
LOAN PURPOSE             CURRENT BALANCE    LOANS        TOTAL        BALANCE     GROSS WAC   (MONTHS)   CREDIT SCORE     LTV
------------             ---------------    -----        -----        -------     ---------   --------   ------------     ---
Purchase................  $  649,404,335    2,558        64.94%      $253,872      5.558%       359.41      709          80.7%
Refinance - Cash Out....     253,454,076      974        25.34        260,220      5.554        359.54      679          74.0
Refinance - No Cash
Out.....................      97,200,176      368         9.72        264,131      5.348        359.50      693          74.7
                          --------------    -----       ------       --------      -----        ------      ---          ----
         Total..........  $1,000,058,587    3,900       100.00%      $256,425      5.537%       359.45      700          78.4%
                          ==============    =====       ======


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.

LOAN GROUP 2

         The Group 2 Loans had an aggregate principal balance as of the Cut-off Date of approximately $299,999,874, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 2 Loans are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 2 Loans at origination was approximately $193,054. No Group 2 Loan had a principal balance at origination of greater than approximately $1,500,000 or less than approximately $24,400. The average principal balance of the Group 2 Loans as of the Cut-off Date was approximately $192,802. No Group 2 Loan had a principal balance as of the Cut-off Date of greater than approximately $1,491,753 or less than approximately $24,390.

         As of the Cut-off Date, the Group 2 Loans had mortgage rates ranging from approximately 4.375% per annum to approximately 11.990% per annum and the weighted average mortgage rate was approximately 6.902% per annum. The weighted average remaining term to stated maturity of the Group 2 Loans was approximately 349 months as of the Cut-off Date. None of the Group 2 Loans will have a first Due Date prior to April 1, 1998, or after May 1, 2004, or will have a remaining term to maturity of less than 119 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group 2 Loan is April 1, 2034.

         Approximately 8.33% and 1.36% of the Group 2 Loans have initial interest only periods of five and ten years, respectively years.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 2 Loans was approximately 77.39%. No loan-to-value ratio at origination of any Group 2 Loan was greater than approximately 100.00% or less than approximately 15.00%.

         Approximately 0.09% of the Group 2 Loans are balloon loans. The amount of the balloon payment on each of these mortgage loans is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. These mortgage loans have a weighted average remaining term to maturity of approximately 180 months.

         None of the Group 2 Loans are buydown mortgage loans.

         None of the Group 2 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 61.96% of the Group 2 Loans provide for prepayment charges.

         Approximately 27.55% and 7.73% of the Group 2 Loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the Group 2 Loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.883% per annum.

         Set forth below is a description of certain additional characteristics of the Group 2 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 2 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                                              MORTGAGE LOAN PROGRAMS



                                                                                            WEIGHTED
                                                                                 WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE     AVERAGE
                                              NO. OF                 AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
LOAN PROGRAMS               CURRENT BALANCE   LOANS   % OF TOTAL     BALANCE        WAC     (MONTHS)      SCORE        LTV
-------------               ---------------   -----   ----------     -------        ---     --------      -----        ---
10 Year Fixed..............  $    221,583         1      0.07%       $221,583     5.250%      119.00      744        78.0%
15 Year Fixed..............    14,554,859        84      4.85         173,272     6.190       178.58      698        63.2
20 Year Fixed..............     1,138,692         5      0.38         227,738     6.196       238.81      649        62.2
25 Year Fixed..............       155,788         1      0.05         155,788     6.375       299.00      665        69.3
30/15 Fixed Balloon........       257,140         3      0.09          85,713     7.428       179.91      728        87.9
30 Year Fixed..............   254,607,357     1,351     84.87         188,458     6.984       358.50      685        78.9
30 Year Fixed IO...........    29,064,456       111      9.69         261,842     6.581       359.62      703        72.2
                             ------------     -----    ------        --------     -----       ------      ---        ----
         Total.............  $299,999,874     1,556    100.00%       $192,802     6.902%      349.06      688        77.4%
                             ============     =====    ======

                                       PRINCIPAL BALANCES AS OF ORIGINATION



                                                                                              WEIGHTED
                                                                                   WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                    AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF MORTGAGE                   CURRENT       NO. OF     % OF      AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
LOAN PRINCIPAL BALANCES             BALANCE       LOANS      TOTAL     BALANCE        WAC     (MONTHS)      SCORE        LTV
-----------------------             -------       -----      -----     -------        ---     --------      -----        ---
$0.01 - $50,000.00..............  $    355,512        8        0.12%  $   44,439     7.543%    299.48        704      49.6%
$50,000.01 - $100,000.00........    24,242,818      297        8.08       81,626     7.298     345.65        681      79.7
$100,000.01 - $150,000.00.......    57,763,990      465       19.25      124,224     7.196     347.61        684      80.6
$150,000.01 - $200,000.00.......    45,386,103      264       15.13      171,917     7.045     348.11        683      80.0
$200,000.01 - $250,000.00.......    36,934,138      166       12.31      222,495     6.875     347.65        683      78.8
$250,000.01 - $300,000.00.......    34,175,808      124       11.39      275,611     6.831     353.05        685      80.1
$300,000.01 - $350,000.00.......    23,642,293       73        7.88      323,867     6.894     356.11        679      78.5
$350,000.01 - $400,000.00.......    21,036,129       56        7.01      375,645     6.695     349.04        704      75.9
$400,000.01 - $450,000.00.......    13,157,651       31        4.39      424,440     6.709     349.15        683      76.6
$450,000.01 - $500,000.00.......    12,829,432       27        4.28      475,164     6.956     358.45        702      72.4
$500,000.01 - $550,000.00.......     5,761,714       11        1.92      523,792     6.142     359.27        716      67.5
$550,000.01 - $600,000.00.......     6,875,867       12        2.29      572,989     5.904     313.31        713      68.4
$600,000.01 - $650,000.00.......     3,753,518        6        1.25      625,586     6.260     328.45        698      66.7
$650,000.01 - $700,000.00.......     2,013,977        3        0.67      671,326     6.708     358.99        714      76.6
$700,000.01 - $750,000.00.......     5,153,217        7        1.72      736,174     5.911     359.43        717      55.7
$950,000.01 - $1,000,000.00.....     2,987,537        3        1.00      995,846     6.376     358.00        690      57.7
$1,150,000.01 - $1,200,000.00...     1,188,004        1        0.40    1,188,004     5.875     351.00        714      47.1
$1,250,000.01 - $1,300,000.00...     1,250,412        1        0.42    1,250,412     6.250     357.00        660      60.0
$1,450,000.01 - $1,500,000.00...     1,491,753        1        0.50    1,491,753     6.500     354.00        673      60.0
                                  ------------    -----      ------   ----------     -----     ------        ---      ----
         Total..................  $299,999,874    1,556      100.00   $  192,802     6.902%    349.06        688      77.4%
                                  ============    =====      ======

         As of origination, the average current principal balance of the Group 2 Loans will be approximately $193,054.


                                     PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


                                                                                              WEIGHTED
                                                                                   WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                    AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF MORTGAGE                    CURRENT      NO. OF     % OF      AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
LOAN PRINCIPAL BALANCES              BALANCE       LOANS     TOTAL     BALANCE        WAC     (MONTHS)      SCORE        LTV
-----------------------              -------       -----     -----     -------        ---     --------      -----        ---
$0.01 - $50,000.00..............  $    405,504        9       0.14%   $   45,056     7.476%     306.32        703      53.0%
$50,000.01 - $100,000.00........    24,192,826      296       8.06        81,733     7.299      345.63        681      79.7
$100,000.01 - $150,000.00.......    57,763,990      465      19.25       124,224     7.196      347.61        684      80.6
$150,000.01 - $200,000.00.......    45,386,103      264      15.13       171,917     7.045      348.11        683      80.0
$200,000.01 - $250,000.00.......    36,934,138      166      12.31       222,495     6.875      347.65        683      78.8
$250,000.01 - $300,000.00.......    34,175,808      124      11.39       275,611     6.831      353.05        685      80.1
$300,000.01 - $350,000.00.......    23,642,293       73       7.88       323,867     6.894      356.11        679      78.5
$350,000.01 - $400,000.00.......    21,036,129       56       7.01       375,645     6.695      349.04        704      75.9
$400,000.01 - $450,000.00.......    13,157,651       31       4.39       424,440     6.709      349.15        683      76.6
$450,000.01 - $500,000.00.......    12,829,432       27       4.28       475,164     6.956      358.45        702      72.4
$500,000.01 - $550,000.00.......     5,761,714       11       1.92       523,792     6.142      359.27        716      67.5
$550,000.01 - $600,000.00.......     6,875,867       12       2.29       572,989     5.904      313.31        713      68.4
$600,000.01 - $650,000.00.......     3,753,518        6       1.25       625,586     6.260      328.45        698      66.7
$650,000.01 - $700,000.00.......     2,013,977        3       0.67       671,326     6.708      358.99        714      76.6
$700,000.01 - $750,000.00.......     5,153,217        7       1.72       736,174     5.911      359.43        717      55.7
$950,000.01 - $1,000,000.00.....     2,987,537        3       1.00       995,846     6.376      358.00        690      57.7
$1,150,000.01 - $1,200,000.00...     1,188,004        1       0.40     1,188,004     5.875      351.00        714      47.1
$1,250,000.01 - $1,300,000.00...     1,250,412        1       0.42     1,250,412     6.250      357.00        660      60.0
$1,450,000.01 - $1,500,000.00...     1,491,753        1       0.50     1,491,753     6.500      354.00        673      60.0
                                  ------------    -----     ------    ----------     -----      ------        ---      ----
         Total..................  $299,999,874    1,556     100.00%   $  192,802     6.902%     349.06        688      77.4%
                                  ============    =====     ======


         As of the Cut-off Date, the average current principal balance of the Group 2 Loans will be approximately $192,802.


                                                  MORTGAGE RATES


                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF                                    NO. OF       % OF         AVERAGE      GROSS      TERM       CREDIT     ORIGINAL
MORTGAGE RATES (%)        CURRENT BALANCE   LOANS        TOTAL        BALANCE       WAC     (MONTHS)      SCORE        LTV
------------------        ---------------   -----        -----        -------       ---     --------      -----        ---
4.000 - 4.499............  $    563,722         2         0.19%     $281,861        4.426%   358.33       741         53.8%
4.500 - 4.999............       412,299         1         0.14       412,299        4.950    359.00       690         80.0
5.000 - 5.499............     6,435,333        20         2.15       321,767        5.208    262.75       730         60.3
5.500 - 5.999............    33,748,341       107        11.25       315,405        5.765    339.36       728         62.4
6.000 - 6.499............    49,311,203       218        16.44       226,198        6.202    348.64       705         67.4
6.500 - 6.999............    80,781,977       421        26.93       191,881        6.706    350.71       688         77.7
7.000 - 7.499............    44,705,252       280        14.90       159,662        7.200    353.78       678         83.9
7.500 - 7.999............    50,622,458       305        16.87       165,975        7.655    355.68       671         86.8
8.000 - 8.499............    21,410,722       126         7.14       169,926        8.157    357.44       661         88.6
8.500 - 8.999............     9,245,492        54         3.08       171,213        8.673    354.41       629         85.3
9.000 - 9.499............     1,472,569        11         0.49       133,870        9.108    339.91       617         80.8
9.500 - 9.999............       881,651         6         0.29       146,942        9.633    358.69       613         87.8
10.000 - 10.499..........       247,127         3         0.08        82,376       10.138    337.94       639         74.6
10.500 - 10.999..........        42,726         1         0.01        42,726       10.500    179.00       671         15.0
11.500 - 11.999..........       119,000         1         0.04       119,000       11.990    360.00       613         77.8
                           ------------     -----       ------      --------        -----    ------       ---         ----
         Total...........  $299,999,874     1,556       100.00%     $192,802        6.902%   349.06       688         77.4%
                           ============     =====       ======

____________

         The weighted average mortgage rate of the Group 2 Loans was approximately 6.902% per annum.


                                           ORIGINAL LOAN-TO-VALUE RATIOS



                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF LOAN-TO-VALUE       CURRENT        NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
RATIOS (%)                   BALANCE        LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
----------                   -------        -----        -----        -------        ---     --------      -----        ---
0.01 - 20.00............  $     67,116          2         0.02%       $ 33,558      10.409%   179.00        678       16.8%
20.01 - 25.00...........     1,798,549          6         0.60         299,758       6.107    344.34        735       23.6
25.01 - 30.00...........     1,584,276          7         0.53         226,325       5.588    308.25        715       27.5
30.01 - 35.00...........     1,291,618          7         0.43         184,517       6.058    295.06        742       31.9
35.01 - 40.00...........     2,381,565         16         0.79         148,848       6.288    313.95        684       38.3
40.01 - 45.00...........     5,493,565         24         1.83         228,899       6.042    330.06        708       42.9
45.01 - 50.00...........     6,863,417         24         2.29         285,976       5.906    319.53        723       47.3
50.01 - 55.00...........     9,334,560         43         3.11         217,083       6.335    344.53        689       52.9
55.01 - 60.00...........    13,281,366         50         4.43         265,627       6.373    338.95        676       58.7
60.01 - 65.00...........    14,165,020         58         4.72         244,224       6.244    339.99        694       63.1
65.01 - 70.00...........    34,574,356        158        11.52         218,825       6.410    345.93        692       68.8
70.01 - 75.00...........    16,682,093         83         5.56         200,989       6.982    351.44        675       73.6
75.01 - 80.00...........    86,621,408        439        28.87         197,315       6.846    351.98        687       79.6
80.01 - 85.00...........     8,252,901         49         2.75         168,427       7.193    349.00        662       84.5
85.01 - 90.00...........    42,297,763        285        14.10         148,413       7.422    355.59        684       89.7
90.01 - 95.00...........    47,797,936        257        15.93         185,984       7.541    356.42        682       94.8
95.01 - 100.00..........     7,512,364         48         2.50         156,508       7.537    354.18        723       99.5
                          ------------      -----       ------        --------       -----    ------        ---       ----
         Total..........  $299,999,874      1,556       100.00%       $192,802       6.902%   349.06        688       77.4%
                          ============      =====       ======
__________
         The minimum and maximum loan-to-value ratios of the Group 2 Loans at origination were approximately 15.00% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 2 Loans at origination was approximately 77.39%.



                                                  OCCUPANCY TYPES


                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE    WEIGHTED   WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                                            NO. OF       % OF         AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
OCCUPANCY                CURRENT BALANCE    LOANS        TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
---------                ---------------    -----        -----        -------       ---     --------      -----       ---
Owner Occupied..........      $220,631,862     1,053            73.54%  $209,527          6.889%   348.19      683        77.9%
Non-Owner Occupied......        67,495,712       446            22.50    151,336          6.957    350.71      700        76.3
Second Home.............        11,872,300        57             3.96    208,286          6.842    355.78      701        74.2
                              ------------     -----           ------   --------          -----    ------      ---        ----
         Total..........      $299,999,874     1,556           100.00%  $192,802          6.902%   349.06      688        77.4%
                              ============     =====           ======

___________________
         Occupancy type is based on the representation of the borrower at the time of origination.


                                   MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                                            NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
DOCUMENT TYPE            CURRENT BALANCE    LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
-------------            ---------------    -----        -----        -------        ---     --------      -----        ---
Progressive Series
Program (Limited
(Stated)
Documentation)..........   $115,596,655      571        38.53%       $202,446        6.569%   347.40        699        73.6%
Progressive Express(TM)
Program (Non Verified
Assets).................     59,705,133      335        19.90         178,224        7.496    350.40        664        82.5
Progressive Express(TM)
Program (Verified
Assets).................     44,049,112      252        14.68         174,798        7.106    349.61        675        80.5
Progressive Series
Program
(Full Documentation)....     42,495,237      188        14.17         226,038        6.302    345.29        706        72.2
Progressive Express(TM)
No Doc Program (No
Documentation)..........     32,636,097      184        10.88         177,370        7.451    357.00        683        82.8
Progressive Express(TM)
Program No Doc
Program (Verified
Assets).................      3,008,404       17         1.00         176,965        7.458    339.92        665        84.4
Progressive Series
Program (No
Income/No Asset
Documentation)..........      1,891,211        5         0.63         378,242        7.036    354.60        730        82.6
Progressive Series
Program (Full
Income/Stated Assets
Documentation)..........        506,876        3         0.17         168,959        6.718    359.21        694        82.1
Progressive Series
Program (Alternative
Documentation)..........        111,148        1         0.04         111,148        6.500    358.00        649        85.0
                           ------------    -----       ------        --------        -----    ------        ---        ----
         Total..........   $299,999,874    1,556       100.00%       $192,802        6.902%   349.06        688        77.4%
                           ============    =====       ======

         SEE "--UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.


                                                  RISK CATEGORIES


                                                                                                 WEIGHTED
                                                                                     WEIGHTED     AVERAGE   WEIGHTED     WEIGHTED
                                                                                      AVERAGE      REMG.     AVERAGE     AVERAGE
                                                NO. OF      % OF         AVERAGE       GROSS       TERM      CREDIT      ORIGINAL
CREDIT GRADE CATEGORY        CURRENT BALANCE    LOANS       TOTAL        BALANCE        WAC      (MONTHS)     SCORE        LTV
---------------------        ---------------    -----       -----        -------        ---      --------     -----        ---
A+(1)......................   $120,327,587      564         40.11%       $213,347       6.408%    346.50       730         74.0%
A(1).......................     79,296,611      389         26.43         203,847       6.857     350.82       655         76.3
A- (1).....................      8,400,040       46          2.80         182,610       7.393     351.34       619         71.7
B(1).......................        253,717        2          0.08         126,859       8.066     271.31       640         60.6
C(1).......................        121,326        1          0.04         121,326       8.490     359.00       540         74.0
Progressive Express(TM)I(2)..       74,938        1          0.02          74,938      10.375     358.00       504         52.1
Progressive Express(TM)II(2).   31,959,569      200         10.65         159,798       7.371     349.64       721         86.0
Progressive Express(TM)III(2).  47,825,654      280         15.94         170,806       7.506     352.87       651         84.1
Progressive Express(TM)IV(2).    3,742,546       21          1.25         178,216       7.756     351.94       617         78.2
Progressive Express(TM)V(2)..    2,777,182       21          0.93         132,247       7.816     344.90       593         74.3
Progressive Express(TM)VI(2).    3,282,123       19          1.09         172,743       8.333     355.07       588         72.2
         Total.............      1,938,578       12          0.65         161,548       8.937     321.98       535         66.5
                                 ---------       --          ----         -------       -----     ------       ---         ----
                              $299,999,874    1,556        100.00%       $192,802       6.902%    349.06       688         77.4%
                              ============    =====        ======

_________________

(1) All of these Group 2 Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and CX correspond to Progressive Series I+, I and II, III and III+, IV and VI, respectively. All of the Seasoned Mortgage Loans in Loan Group 2 have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These Group 2 Loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these Group 2 Loans is generally based on the borrower's "Credit Score" score and therefore these Group 2 Loans do not correspond to the alphabetical risk categories listed above.

         SEE "--UNDERWRITING STANDARDS" BELOW FOR A DESCRIPTION OF THE SELLER'S RISK CATEGORIES.



                                                  PROPERTY TYPES


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                                             NO. OF      % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
PROPERTY TYPE              CURRENT BALANCE   LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
-------------              ---------------   -----       -----        -------        ---     --------      -----        ---
Single-Family Residence...  $193,210,581     1,005        64.40%     $192,249        6.901%   347.57          685      77.4%
De Minimis PUD............    24,663,037       134         8.22       184,053        6.937    355.50          687      79.3
Two Family................    23,861,639       110         7.95       216,924        6.999    351.40          689      77.4
Condominium...............    19,092,013       110         6.36       173,564        6.844    351.40          696      80.1
Planned Unit
Development ..............    15,377,187        97         5.13       158,528        6.862    353.65          687      81.4
Four Family...............     9,710,837        38         3.24       255,548        6.617    350.34          715      68.8
Three Family..............     9,635,207        37         3.21       260,411        6.707    341.45          697      69.6
Highrise/Condominium......     3,428,512        15         1.14       228,567        7.636    358.86          666      77.9
Townhouse.................       488,024         5         0.16        97,605        7.545    313.41          703      72.4
Manufactured Housing......       305,736         3         0.10       101,912        9.067    353.63          621      81.6
Condotel..................       122,278         1         0.04       122,278        6.500    358.00          801      70.0
Non-Warrantable Condo.....       104,823         1         0.03       104,823        6.875    358.00          N/A      70.0
                            ------------     -----       ------      --------        -----    ------          ---      ----
         Total............  $299,999,874     1,556       100.00%     $192,802        6.902%   349.06          688      77.4%
                            ============     =====       ======


                                  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE    AVERAGE
                             CURRENT        NO. OF        % OF        AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
STATE                        BALANCE         LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE       LTV
-----                        -------         -----       -----        -------        ---     --------      -----       ---
Arizona.................  $  5,289,904         38         1.76%      $139,208        7.150%   339.52       704        85.9%
California..............    97,165,431        373        32.39        260,497        6.344    344.26       705        67.9
Colorado................     1,802,465         12         0.60        150,205        7.449    357.67       685        80.2
Connecticut ...........      2,667,081         12         0.89        222,257        6.809    342.44       680        60.9
District of Columbia....     2,436,903         12         0.81        203,075        7.592    349.90       627        74.0
Delaware................       663,722          4         0.22        165,931        7.234    358.16       629        85.3
Florida.................    68,856,264        465        22.95        148,078        7.215    353.25       678        83.5
Georgia.................     2,024,030         14         0.67        144,574        7.032    340.58       708        81.9
Hawaii..................     2,688,228          5         0.90        537,646        6.548    356.82       691        67.4
Iowa....................       113,413          1         0.04        113,413        9.000    357.00       716        80.0
Illinois................     5,423,164         33         1.81        164,338        7.458    356.25       682        83.5
Indiana.................     1,646,215         16         0.55        102,888        7.229    358.54       690        85.9
Kentucky................       524,630          6         0.17         87,438        7.415    350.47       674        79.7
Louisiana...............       264,864          3         0.09         88,288        7.133    357.53       695        76.2
Massachusetts...........     3,335,076         15         1.11        222,338        7.106    359.24       684        69.1
Maryland................     7,540,795         43         2.51        175,367        7.119    346.81       674        83.9
Maine...................       153,782          1         0.05        153,782        7.750    358.00       593        70.0
Michigan................     4,229,555         26         1.41        162,675        7.468    351.18       672        84.2
Minnesota...............     1,885,176         12         0.63        157,098        6.951    359.55       677        76.1
Missouri................       832,875          8         0.28        104,109        7.908    356.79       679        85.4
Mississippi.............       690,170          5         0.23        138,034        7.605    355.45       668        90.8
Montana.................        99,832          1         0.03         99,832        6.875    358.00       651        66.7
North Carolina..........     2,088,268         16         0.70        130,517        6.865    338.51       706        84.4
Nebraska................       226,616          2         0.08        113,308        7.858    357.93       660        92.3
New Hampshire...........       249,807          2         0.08        124,904        7.315    359.00       727        76.7
New Jersey..............    20,001,653         82         6.67        243,923        7.012    351.37       677        80.2
New Mexico .............     1,113,572          7         0.37        159,082        7.842    359.24       659        77.8
Nevada..................     5,199,600         30         1.73        173,320        7.173    346.45       677        86.2
New York................    24,039,563         79         8.01        304,298        7.209    349.93       683        82.7
Ohio....................     3,105,531         28         1.04        110,912        7.130    348.11       670        84.5
Oklahoma................       378,993          3         0.13        126,331        7.544    358.55       683        95.0
Oregon..................     3,191,888         21         1.06        151,995        7.072    358.18       688        82.2
Pennsylvania............     1,971,011         15         0.66        131,401        7.560    358.71       654        85.0
Rhode Island............     1,084,177          6         0.36        180,696        7.758    333.10       661        85.3
South Carolina..........       738,508          6         0.25        123,085        7.691    358.72       691        88.3
Tennessee...............       797,029          9         0.27         88,559        7.563    358.04       685        85.9
Texas...................     9,133,221         71         3.04        128,637        7.299    356.27       681        85.7
Utah....................     1,445,111         11         0.48        131,374        7.244    358.41       652        82.5
Virginia................     9,836,346         44         3.28        223,553        6.785    336.67       684        76.3
Washington..............     3,930,229         14         1.31        280,731        6.772    359.36       674        77.3
Wisconsin...............       920,006          3         0.31        306,669        6.215    358.59       686        74.8
West Virginia...........        95,401          1         0.03         95,401        7.250    359.00       700        95.0
Wyoming.................       119,769          1         0.04        119,769        8.250    357.00       708       100.0
                          ------------      -----       ------       --------        -----    ------       ---        ----
         Total..........  $299,999,874      1,556       100.00%      $192,802        6.902%   349.06       688        77.4%
                          ============      =====       ======

         No more than approximately 0.58% of the Group 2 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.



                                               DEBT TO INCOME RATIO



                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                               CURRENT       NO. OF      % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
DESCRIPTION (%)                BALANCE       LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
---------------                -------       -----       -----        -------        ---     --------      -----        ---
5.01 - 10.00..............  $    762,688         2       0.25%       $381,344       6.108%    359.36        720       52.2%
10.01 - 15.00.............     1,085,399         7       0.36         155,057       6.953     358.88        698       71.3
15.01 - 20.00.............     4,801,325        22       1.60         218,242       6.155     359.33        715       68.4
20.01 - 25.00.............     7,557,833        45       2.52         167,952       6.715     357.10        694       77.4
25.01 - 30.00.............    13,597,044        71       4.53         191,508       6.501     341.27        714       69.7
30.01 - 35.00.............    25,417,647       109       8.47         233,189       6.348     343.06        704       68.0
35.01 - 40.00.............    33,310,841       163      11.10         204,361       6.574     342.47        700       75.4
40.01 - 45.00.............    40,965,742       203      13.66         201,802       6.692     349.77        693       76.7
45.01 - 50.00.............    28,727,327       145       9.58         198,119       6.729     349.43        688       79.5
50.01 - 55.00.............     6,029,870        27       2.01         223,329       6.467     340.45        688       68.0
Greater than 55.00........     2,295,539         7       0.77         327,934       6.206     308.22        709       62.8
Not Required..............   135,448,619       755      45.15         179,402       7.300     352.42        675       81.3
                            ------------     -----     ------        --------       -----     ------        ---       ----
Total.....................  $299,999,874     1,556     100.00%       $192,802       6.902%    349.06        688       77.4%
                            ============     =====     ======

         As of the Cut-off Date, the weighted average debt to income ratio of the Group 2 Loans will be approximately 38.39% per annum.


                                                PREPAYMENT PENALTY


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                               CURRENT       NO. OF      % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
NUMBER OF MONTHS               BALANCE       LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
----------------               -------       -----       -----        -------        ---     --------      -----        ---
0.........................  $114,129,603       511        38.04%     $223,346      6.909%     345.35        690        76.9%
6.........................       618,000         2         0.21       309,000      6.319      359.39        745        73.1
12........................    20,286,598        96         6.76       211,319      6.798      355.38        697        76.0
24........................    18,746,826       112         6.25       167,382      7.012      355.43        683        77.8
36........................    59,526,428       336        19.84       177,162      6.944      350.62        686        79.1
42........................        77,190         1         0.03        77,190      8.000      356.00        585        90.0
60........................    86,615,229       498        28.87       173,926      6.870      349.94        684        77.2
                            ------------     -----       ------      --------      -----      ------        ---        ----
Total.....................  $299,999,874     1,556       100.00%     $192,802      6.902%     349.06        688        77.4%
                            ============     =====       ======


                                      MONTHS REMAINING TO SCHEDULED MATURITY



                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                               CURRENT       NO. OF      % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
RANGE OF MONTHS                BALANCE       LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
---------------                -------       -----       -----        -------        ---     --------      -----        ---
1-120.....................  $    221,583         1         0.07%     $221,583      5.250%     119.00        744        78.0%
121-180...................    14,811,998        87         4.94       170,253      6.212      178.60        699        63.6
181-240...................     1,138,692         5         0.38       227,738      6.196      238.81        649        62.2
241-300...................       155,788         1         0.05       155,788      6.375      299.00        665        69.3
301-360...................   283,671,813     1,462        94.56       194,030      6.943      358.61        687        78.2
                            ------------     -----       ------      --------      -----      ------        ---        ----
Total.....................  $299,999,874     1,556       100.00%     $192,802      6.902%     349.06        688        77.4%
                            ============     =====       ======

         As of the Cut-off Date, the weighted average number of months remaining to scheduled maturity of the Group 2 Loans will be approximately 350 months.


                                                   CREDIT SCORES



                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                               CURRENT       NO. OF      % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
RANGE OF CREDIT SCORES         BALANCE       LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
----------------------         -------       -----       -----        -------        ---     --------      -----        ---
Not Required..............  $  1,329,932         8         0.44%     $166,242      6.841%     342.15         N/A       68.7%
801 - 820.................     1,039,694         4         0.35       259,923      6.488      337.28         807       77.8
781 - 800.................     9,252,634        47         3.08       196,865      6.465      356.75         790       73.9
761 - 780.................    19,158,070        83         6.39       230,820      6.342      338.06         770       69.5
741 - 760.................    24,490,781       120         8.16       204,090      6.452      344.37         750       74.7
721 - 740.................    25,906,443       133         8.64       194,785      6.608      354.56         730       75.1
701 - 720.................    35,626,028       174        11.88       204,747      6.712      350.10         710       79.9
681 - 700.................    39,005,649       214        13.00       182,269      6.816      343.00         690       79.3
661 - 680.................    47,442,189       244        15.81       194,435      6.985      351.90         670       79.2
641 - 660.................    43,986,843       235        14.66       187,178      7.155      351.07         651       79.0
621 - 640.................    33,088,632       176        11.03       188,004      7.224      351.33         632       79.2
601 - 620.................    10,589,610        59         3.53       179,485      7.575      356.20         614       77.4
581 - 600.................     4,341,972        31         1.45       140,064      7.643      345.86         589       72.3
561 - 580.................     1,592,072        11         0.53       144,734      8.434      350.67         574       71.2
541 - 560.................     1,691,684         9         0.56       187,965      8.540      323.54         551       68.0
521 - 540.................     1,089,872         5         0.36       217,974      8.846      358.50         528       70.9
501 - 520.................       367,769         3         0.12       122,590      9.064      358.80         509       61.4
                            ------------     -----       ------      --------      -----      ------         ---       ----
Total.....................  $299,999,874     1,556       100.00%     $192,802      6.902%     349.06         688       77.4%
                            ============     =====       ======

         As of the Cut-off Date, the weighted average credit score of the Group 2 Loans will be approximately 688.


                                                   LOAN PURPOSES



                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                              CURRENT       NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
LOAN PURPOSE                  BALANCE       LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
------------                  -------       -----        -----        -------        ---     --------      -----        ---
Purchase..................  $143,382,275      788        47.79%     $ 181,957      7.138%     356.17       695         85.2%
Refinance - Cash Out......   120,249,329      599        40.08        200,750      6.770      347.45       677         70.8
Refinance - No Cash Out       36,368,270      169        12.12        215,197      6.413      326.38       697         68.3
                            ------------    -----       ------      ---------      -----      ------       ---         ----
         Total............  $299,999,874    1,556       100.00%     $ 192,802      6.902%     349.06       688         77.4%
                            ============    =====       ======




LOAN GROUP 3

         The Group 3 Loans had an aggregate principal balance as of the Cut-off Date of approximately $59,101,059 after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the Group 3 Loans are multifamily loans and are secured by first liens on the related mortgaged property.

         The average principal balance of the Group 3 Loans at origination was approximately $1,097,356. No Group 3 Loan had a principal balance at origination of greater than approximately $2,700,000 or less than approximately $349,250. The average principal balance of the Group 3 Loans as of the Cut-off Date was approximately $1,094,464. No Group 3 Loan had a principal balance as of the Cut-off Date of greater than approximately $2,694,078 or less than approximately $348,553.

         As of the Cut-off Date, the Group 3 Loans had mortgage rates ranging from approximately 4.250% per annum to approximately 6.375% per annum and the weighted average mortgage rate was approximately 5.299% per annum. The weighted average remaining term to stated maturity of the Group 3 Loans was approximately 358 months as of the Cut-off Date. None of the Group 3 Loans will have a first Due Date prior to December 1, 2003, or after March 1, 2004, or will have a remaining term to maturity of less than 356 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group 3 Loan is February 1, 2034.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the Group 3 Loans was approximately 64.85%. No loan-to-value ratio at origination of any Group 3
Loan was greater than approximately 75.00% or less than approximately
25.00%.

         None of the Group 3 Loans are buydown mortgage loans.

         None of the Group 3 Loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         None of the Group 3 Loans have reached their first adjustment date as of the Closing Date.

         All of the Group 3 Loans provide for prepayment charges.

         The Group 3 Loans had debt service coverage ratios as of the Cut-off Date of at least 1.19x but not more than 2.94x, with a weighted average debt service coverage ratio of approximately 1.36x. The Group 3 Loans had occupancy rates, determined as of the most recent date information was available, ranging from approximately 75.00% to approximately 100.00%, with a weighted average occupancy rate at origination of approximately 97.59%.

         All of the Group 3 Loans will accrue interest on an actual number of days in the prior calendar month and a year consisting of 360 days. As a result, the portion of the scheduled monthly payment in respect of interest received on the Group 3 Loans will be greater if the prior calendar month has 31 days, and will be reduced if the prior calendar month is February. However, all of the Group 3 Loans will be treated as if they paid interest on a 360-day year consisting of twelve 30-day months.

         None of the Group 3 Loans are cross-collateralized with other multifamily loans. None of the Group 3 Loans involve borrowers that are bankruptcy-remote special purpose entities. As a result, defaults and losses could occur for reasons unrelated to the financial condition or operation of the related mortgaged property.

         SEE "THE MORTGAGE POOL -- MULTIFAMILY LOANS" IN THIS PROSPECTUS SUPPLEMENT FOR ADDITIONAL INFORMATION ABOUT THE MULTIFAMILY LOANS. SEE "DESCRIPTION OF THE SERVICING AGREEMENT -- SERVICING OF MULTIFAMILY LOANS" IN THIS PROSPECTUS SUPPLEMENT FOR A DISCUSSION OF THE SERVICING OF MULTIFAMILY LOANS.

         Set forth below is a description of certain additional characteristics of the Group 3 Loans as of the Cut-off Date, except as otherwise indicated. All percentages of the Group 3 Loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.


                                              MORTGAGE LOAN PROGRAMS


                                                                                            WEIGHTED
                                                                                 WEIGHTED    AVERAGE    WEIGHTED     WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE     AVERAGE
                                CURRENT       NO. OF     % OF        AVERAGE       GROSS      TERM       CREDIT      ORIGINAL
LOAN PROGRAMS                   BALANCE       LOANS      TOTAL       BALANCE        WAC     (MONTHS)      SCORE        LTV
-------------                   -------       -----      -----       -------        ---     --------      -----        ---
30Y LIBOR 6MO..............  $ 9,322,375        8        15.77%      $ 1,165,297   4.453%    358.56        686       67.4%
3/27 LIBOR 6MO.............    3,151,819        3         5.33         1,050,606   5.228     356.82        766       59.4
5/25 LIBOR 6MO.............   36,779,893       34        62.23         1,081,762   5.342     357.98        721       66.5
7/23 LIBOR 6MO.............    9,846,972        9        16.66         1,094,108   5.961     357.27        727       57.9
                             -----------       --       ------       -----------   -----     ------        ---       ----
         Total.............  $59,101,059       54       100.00%      $ 1,094,464   5.299%    357.89        719       64.8%
                             ===========       ==       ======


                                       PRINCIPAL BALANCES AS OF ORIGINATION


                                                                                             WEIGHTED    WEIGHTE
                                                                                  WEIGHTED    AVERAGE       D       WEIGHTED
                                                                                   AVERAGE     REMG.     AVERAGE     AVERAGE
RANGE OF MORTGAGE                   CURRENT      NO. OF     % OF      AVERAGE       GROSS      TERM       CREDIT    ORIGINAL
LOAN PRINCIPAL BALANCES             BALANCE      LOANS     TOTAL      BALANCE        WAC     (MONTHS)     SCORE        LTV
-----------------------             -------      -----     -----      -------        ---     --------     -----        ---
$300,000.01 - $350,000.00.......      $348,553     1       0.59%     $348,553        6.000%   358.00       769        73.5%
$350,000.01 - $400,000.00.......       732,320     2       1.24       366,160        6.255    357.52       736        57.7
$500,000.01 - $550,000.00.......     1,595,929     3       2.70       531,976        6.053    357.34       746        51.2
$550,000.01 - $600,000.00.......     1,129,110     2       1.91       564,555        5.188    357.01       732        61.6
$600,000.01 - $650,000.00.......     2,555,192     4       4.32       638,798        5.250    359.00       703        70.0
$650,000.01 - $700,000.00.......       673,520     1       1.14       673,520        5.500    358.00       765        75.0
$700,000.01 - $750,000.00.......     2,937,188     4       4.97       734,297        5.412    357.50       775        60.1
$750,000.01 - $800,000.00.......     1,515,014     2       2.56       757,507        4.811    357.00       700        54.4
$800,000.01 - $850,000.00.......     1,665,594     2       2.82       832,797        4.500    358.49       650        72.3
$850,000.01 - $900,000.00.......     1,751,848     2       2.96       875,924        5.804    358.00       759        69.1
$900,000.01 - $950,000.00.......       939,238     1       1.59       939,238        5.500    357.00       740        70.0
$950,000.01 - $1,000,000.00.....     3,960,991     4       6.70       990,248        5.752    357.50       720        52.2
$1,000,000.01 - $1,050,000.00...     2,046,431     2       3.46     1,023,216        5.374    358.50       724        68.7
$1,050,000.01 - $1,100,000.00...     3,281,769     3       5.55     1,093,923        5.457    357.67       733        66.3
$1,100,000.01 - $1,150,000.00...     2,248,388     2       3.80     1,124,194        5.876    358.00       712        67.5
$1,150,000.01 - $1,200,000.00...     3,542,477     3       5.99     1,180,826        4.750    358.67       675        70.0
$1,250,000.01 - $1,300,000.00...     2,584,699     2       4.37     1,292,349        5.877    358.00       768        59.2
$1,300,000.01 - $1,350,000.00...     2,652,078     2       4.49     1,326,039        4.881    357.49       690        70.4
$1,350,000.01 - $1,400,000.00...     2,787,016     2       4.72     1,393,508        5.500    359.00       678        67.5
$1,450,000.01 - $1,500,000.00...     1,498,061     1       2.53     1,498,061        5.250    359.00       688        66.7
$1,550,000.01 - $1,600,000.00...     3,155,519     2       5.34     1,577,760        5.059    357.49       706        61.8
$1,800,000.01 - $1,850,000.00...     1,843,880     1       3.12     1,843,880        5.250    357.00       782        55.2
$1,850,000.01 - $1,900,000.00...     1,868,477     1       3.16     1,868,477        5.000    357.00       721        75.0
$2,150,000.01 - $2,200,000.00...     4,357,353     2       7.37     2,178,676        5.063    356.50       688        66.6
$2,200,000.01 - $2,250,000.00...     2,240,076     1       3.79     2,240,076        5.500    358.00       780        71.1
$2,450,000.01 - $2,500,000.00...     2,496,261     1       4.22     2,496,261        4.250    359.00       738        59.1
$2,650,000.01 - $2,700,000.00...     2,694,078     1       4.56     2,694,078        5.500    359.00       672        71.2
                                   -----------    --     ------    ----------        -----    ------       ---        ----
Total...........................   $59,101,059    54     100.00    $1,094,464        5.299%   357.89       719        64.8%
                                   ===========    ==     ======

         As of origination, the average current principal balance of the Group 3 Loans will be approximately $1,094,464.


                                     PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


                                                                                   WEIGHTE   WEIGHTED
                                                                                      D       AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF MORTGAGE                   CURRENT       NO. OF     % OF      AVERAGE      GROSS      TERM       CREDIT     ORIGINAL
LOAN PRINCIPAL BALANCES             BALANCE       LOANS      TOTAL     BALANCE       WAC     (MONTHS)      SCORE        LTV
-----------------------             -------       -----      -----     -------       ---     --------      -----        ---
$300,000.01 - $350,000.00.......  $   348,553        1        0.59%   $   348,553    6.000%   358.00       769        73.5%
$350,000.01 - $400,000.00.......      732,320        2        1.24        366,160    6.255    357.52       736        57.7
$500,000.01 - $550,000.00.......    1,595,929        3        2.70        531,976    6.053    357.34       746        51.2
$550,000.01 - $600,000.00.......    1,129,110        2        1.91        564,555    5.188    357.01       732        61.6
$600,000.01 - $650,000.00.......    2,555,192        4        4.32        638,798    5.250    359.00       703        70.0
$650,000.01 - $700,000.00.......      673,520        1        1.14        673,520    5.500    358.00       765        75.0
$700,000.01 - $750,000.00.......    2,937,188        4        4.97        734,297    5.412    357.50       775        60.1
$750,000.01 - $800,000.00.......    1,515,014        2        2.56        757,507    4.811    357.00       700        54.4
$800,000.01 - $850,000.00.......    1,665,594        2        2.82        832,797    4.500    358.49       650        72.3
$850,000.01 - $900,000.00.......    1,751,848        2        2.96        875,924    5.804    358.00       759        69.1
$900,000.01 - $950,000.00.......      939,238        1        1.59        939,238    5.500    357.00       740        70.0
$950,000.01 - $1,000,000.00.....    3,960,991        4        6.70        990,248    5.752    357.50       720        52.2
$1,000,000.01 - $1,050,000.00...    2,046,431        2        3.46      1,023,216    5.374    358.50       724        68.7
$1,050,000.01 - $1,100,000.00...    3,281,769        3        5.55      1,093,923    5.457    357.67       733        66.3
$1,100,000.01 - $1,150,000.00...    2,248,388        2        3.80      1,124,194    5.876    358.00       712        67.5
$1,150,000.01 - $1,200,000.00...    3,542,477        3        5.99      1,180,826    4.750    358.67       675        70.0
$1,250,000.01 - $1,300,000.00...    2,584,699        2        4.37      1,292,349    5.877    358.00       768        59.2
$1,300,000.01 - $1,350,000.00...    2,652,078        2        4.49      1,326,039    4.881    357.49       690        70.4
$1,350,000.01 - $1,400,000.00...    2,787,016        2        4.72      1,393,508    5.500    359.00       678        67.5
$1,450,000.01 - $1,500,000.00...    1,498,061        1        2.53      1,498,061    5.250    359.00       688        66.7
$1,550,000.01 - $1,600,000.00...    3,155,519        2        5.34      1,577,760    5.059    357.49       706        61.8
$1,800,000.01 - $1,850,000.00...    1,843,880        1        3.12      1,843,880    5.250    357.00       782        55.2
$1,850,000.01 - $1,900,000.00...    1,868,477        1        3.16      1,868,477    5.000    357.00       721        75.0
$2,150,000.01 - $2,200,000.00...    4,357,353        2        7.37      2,178,676    5.063    356.50       688        66.6
$2,200,000.01 - $2,250,000.00...    2,240,076        1        3.79      2,240,076    5.500    358.00       780        71.1
$2,450,000.01 - $2,500,000.00...    2,496,261        1        4.22      2,496,261    4.250    359.00       738        59.1
$2,650,000.01 - $2,700,000.00...    2,694,078        1        4.56      2,694,078    5.500    359.00       672        71.2
                                  -----------       --      ------    -----------    -----    ------       ---        ----
         Total..................  $59,101,059       54      100.00    $ 1,094,464    5.299%   357.89       719        64.8%
                                  ===========       ==      ======

         As of the Cut-off Date, the average current principal balance of the Group 3 Loans will be approximately $1,097,356.


                                                  MORTGAGE RATES


                                                                                  WEIGHTE   WEIGHTED
                                                                                     D       AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE     AVERAGE
                              CURRENT       NO. OF       % OF         AVERAGE      GROSS      TERM       CREDIT     ORIGINAL
MORTGAGE RATES (%)            BALANCE       LOANS        TOTAL        BALANCE       WAC     (MONTHS)      SCORE        LTV
------------------            -------       -----        -----        -------       ---     --------      -----        ---
4.250....................  $ 2,496,261        1           4.22%     $ 2,496,261     4.250%   359.00       738        59.1%
4.500....................    6,092,136        6          10.31        1,015,356     4.500    358.33       650        72.5
4.625....................    1,591,922        1           2.69        1,591,922     4.625    356.00       707        60.4
4.750....................      733,978        1           1.24          733,978     4.750    359.00       802        53.3
5.000....................    4,035,910        2           6.83        2,017,955     5.000    357.00       731        69.6
5.125....................    3,505,364        3           5.93        1,168,455     5.125    356.00       670        61.9
5.250....................   16,933,507       17          28.65          996,089     5.250    358.12       725        65.1
5.500....................   12,535,782        9          21.21        1,392,865     5.500    358.26       720        68.2
5.625....................      503,453        1           0.85          503,453     5.625    357.00       786        69.7
5.750....................    1,391,323        1           2.35        1,391,323     5.750    359.00       705        70.0
5.875....................    1,086,830        1           1.84        1,086,830     5.875    357.00       794        60.6
6.000....................    1,337,664        2           2.26          668,832     6.000    358.00       763        60.5
6.125....................      894,526        2           1.51          447,263     6.125    357.00       701        56.2
6.250....................    3,420,698        3           5.79        1,140,233     6.250    357.71       726        50.3
6.375....................    2,541,704        4           4.30          635,426     6.375    357.71       774        59.4
                           -----------       --         ------      -----------     -----    ------       ---        ----
         Total...........  $59,101,059       54         100.00%     $ 1,094,464     5.299%   357.89       719        64.8%
                           ===========       ==         ======
____________

         The weighted average mortgage rate of the Group 3 Loans was approximately 5.299% per annum.


                                               NEXT ADJUSTMENT DATE


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                             CURRENT        NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
NEXT ADJUSTMENT DATE         BALANCE        LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
--------------------         -------        -----        -----        -------        ---     --------      -----        ---
July 1, 2004...........  $ 4,092,426          4         6.92%       $ 1,023,106    4.500%     358.00       650        72.1%
August 1, 2004.........    5,229,950          4         8.85          1,307,487    4.416      359.00       713        63.7
November 1, 2006.......      560,420          1         0.95            560,420    5.125      356.00       693        65.5
December 1, 2006.......    2,591,398          2         4.38          1,295,699    5.250      357.00       782        58.1
November 1, 2008.......    2,346,946          2         3.97          1,173,473    4.786      356.00       721        54.1
December 1, 2008.......   10,499,431         10        17.77          1,049,943    5.269      357.00       738        68.3
January 1, 2009........    9,525,856         10        16.12            952,586    5.515      358.00       742        67.1
February 1, 2009.......   14,407,660         12        24.38          1,200,638    5.372      359.00       693        66.9
November 1, 2010.......    2,189,919          1         3.71          2,189,919    5.125      356.00       636        68.2
December 1, 2010.......    2,832,186          3         4.79            944,062    6.139      357.00       755        49.4
January 1, 2011........    4,824,867          5         8.16            964,973    6.235      358.00       752        58.2
                         -----------         --       ------        -----------    -----      ------       ---        ----
         Total.........  $59,101,059         54       100.00%       $ 1,094,464    5.299%     357.89       719        64.8%
                         ===========         ==       ======        ===========    =====      ======       ===        ====

______________

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the Group 3 Loans will be approximately 52 months.


                                                   GROSS MARGIN


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF GROSS               CURRENT        NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
MARGINS (%)                  BALANCE         LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
-----------                  -------         -----       -----        -------        ---     --------      -----        ---
2.001 - 3.000..........   $53,759,435         47        90.96%     $ 1,143,818      5.255%     357.94       715      65.4%
3.001 - 4.000..........     5,341,624          7         9.04          763,089      5.737      357.35       756      59.4
                          -----------         --       ------      -----------      -----      ------       ---      ----
         Total.........   $59,101,059         54       100.00%     $ 1,094,464      5.299%     357.89       719      64.8%
                          ===========         ==       ======
___________

         As of the Cut-off Date, the weighted average Gross Margin of the Group
3 Loans will be approximately 3.003% per annum.


                                               MAXIMUM MORTGAGE RATE


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF MAXIMUM             CURRENT        NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
MORTGAGE RATES (%)           BALANCE        LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
------------------           -------        -----        -----        -------        ---     --------      -----        ---
9.001 -10.000...........  $ 5,627,832          3          9.52%    $ 1,875,944      4.894%     356.72       724      67.0%
10.001 - 11.000.........   46,616,298         42         78.88       1,109,912      5.203      358.07       715      66.1
11.001 - 12.000.........    6,856,929          9         11.60         761,881      6.280      357.62       740      54.5
                          -----------         --        ------     -----------      -----      ------       ---      ----
         Total..........  $59,101,059         54        100.00%    $ 1,094,464      5.299%     357.89       719      64.8%
                          ===========         ==        ======
_________________

         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Group 3 Loans will be approximately 10.457% per annum.


                                             INITIAL FIXED-RATE PERIOD



                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                                            NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
INITIAL FIXED PERIOD     CURRENT BALANCE    LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
--------------------     ---------------    -----        -----        -------        ---     --------      -----        ---
Six Months..............  $ 9,322,375          8        15.77%      $ 1,165,297     4.453%    358.56        686       67.4%
Three Years.............    3,151,819          3         5.33         1,050,606     5.228     356.82        766       59.4
Five Years..............   36,779,893         34        62.23         1,081,762     5.342     357.98        721       66.5
Seven Years.............    9,846,972          9        16.66         1,094,108     5.961     357.27        727       57.9
                          -----------         --       ------       -----------     -----     ------        ---       ----
         Total..........  $59,101,059         54       100.00%      $ 1,094,464     5.299%    357.89        719       64.8%
                          ===========         ==       ======


                                                 INITIAL RATE CAP



                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                                            NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
INITIAL CAP (%)          CURRENT BALANCE    LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
---------------          ---------------    -----        -----        -------        ---     --------      -----        ---
1.000...................  $ 9,322,375         8        15.77%       $1,165,297      4.453%    358.56        686       67.4%
5.000...................   49,778,684        46        84.23         1,082,145      5.457     357.76        725       64.4
                           ----------        --        -----         ---------      -----     ------        ---       ----
         Total..........  $59,101,059        54       100.00%       $1,094,464      5.299%    357.89        719       64.8%
                          ===========        ==       ======




                                                 PERIODIC RATE CAP



                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED     WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                                            NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT      ORIGINAL
SUBSEQUENT CAP (%)       CURRENT BALANCE    LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
------------------       ---------------    -----        -----        -------        ---     --------      -----        ---
1.000...................    $59,101,059      54         100.00%      $1,094,464    5.299%     357.89        719        64.8%
                            -----------      --         ------       ----------    -----      ------        ---        ----
         Total..........    $59,101,059      54         100.00%      $1,094,464    5.299%     357.89        719        64.8%
                            ===========      ==         ======



                                           ORIGINAL LOAN-TO-VALUE RATIOS



                                                                                  WEIGHTE   WEIGHTED
                                                                                     D       AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE     AVERAGE
RANGE OF LOAN-TO-            CURRENT        NO. OF       % OF         AVERAGE      GROSS      TERM       CREDIT     ORIGINAL
VALUE RATIOS (%)             BALANCE        LOANS        TOTAL        BALANCE       WAC     (MONTHS)      SCORE        LTV
----------------             -------        -----        -----        -------       ---     --------      -----        ---
 0.01 - 50.00...........  $ 2,301,319         3          3.89%     $   767,106      5.911%   356.91        729       30.8%
50.01 - 55.00...........    1,085,008         2          1.84          542,504      5.195    358.35        763       53.3
55.01 - 60.00...........   11,742,391        10         19.87        1,174,239      5.286    358.05        744       57.6
60.01 - 65.00...........    9,233,983         8         15.62        1,154,248      5.445    357.97        723       62.4
65.01 - 70.00...........   16,504,700        16         27.93        1,031,544      5.281    357.67        705       67.8
70.01 - 75.00...........   18,233,659        15         30.85        1,215,577      5.179    358.04        708       73.1
                          -----------        --        ------      -----------      -----    ------        ---       ----
         Total..........  $59,101,059        54        100.00%     $ 1,094,464      5.299%   357.89        719       64.8%
                          ===========        ==        ======

__________

         The minimum and maximum loan-to-value ratios of the Group 3 Loans at origination were approximately 25.00% and 75.00%, respectively, and the weighted average of the loan-to-value ratios of the Group 3 Loans at origination was approximately 64.85%.


                                                  OCCUPANCY TYPES


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                                            NO. OF       % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
OCCUPANCY                CURRENT BALANCE    LOANS        TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
---------                ---------------    -----        -----        -------        ---     --------      -----        ---
Non-Owner Occupied......    $59,101,059      54         100.00%      $1,094,464     5.299%    357.89        719        64.8%
                            -----------      --         ------       ----------     -----     ------        ---        ----
         Total..........    $59,101,059      54         100.00%      $1,094,464     5.299%    357.89        719        64.8%
                            ===========      ==         ======

         Occupancy type is based on the representation of the borrower at the time of origination.



                                   MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE


                                                                                  WEIGHTE   WEIGHTED                WEIGHTE
                                                                                     D       AVERAGE    WEIGHTED       D
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                                            NO. OF       % OF         AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
DOCUMENT TYPE            CURRENT BALANCE    LOANS        TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
-------------            ---------------    -----        -----        -------       ---     --------      -----       ---
Progressive Series
Program
(Full Documentation)....   $59,101,059        54         100.00%     $1,094,464     5.299%   357.89        719        64.8%
                           -----------        --         ------      ----------     -----    ------        ---        ----
         Total..........   $59,101,059        54         100.00%     $1,094,464     5.299%   357.89        719        64.8%
                           ===========        ==         ======

         SEE "--UNDERWRITING STANDARDS" BELOW FOR A DETAILED DESCRIPTION OF THE
SELLER'S LOAN PROGRAMS AND DOCUMENTATION REQUIREMENTS.



                                                  RISK CATEGORIES


                                                                                            WEIGHTED
                                                                                 WEIGHTED    AVERAGE   WEIGHTED   WEIGHTED
                                                                                 AVERAGE      REMG.     AVERAGE    AVERAGE
CREDIT GRADE                                NO. OF       % OF         AVERAGE     GROSS       TERM      CREDIT    ORIGINAL
CATEGORY                 CURRENT BALANCE    LOANS        TOTAL        BALANCE      WAC      (MONTHS)     SCORE       LTV
--------                 ---------------    -----        -----        -------      ---      --------     -----       ---
A(1)....................   $59,101,059        54         100.00%     $1,094,464     5.299%   357.89        719        64.8%
                           -----------        --         ------      ----------     -----    ------        ---        ----
         Total..........   $59,101,059        54         100.00%     $1,094,464     5.299%   357.89        719        64.8%
                           ===========        ==         ======

_________________

         SEE "--UNDERWRITING STANDARDS" BELOW.


                                                  PROPERTY TYPES


                                                                                  WEIGHTE   WEIGHTED                WEIGHTE
                                                                                     D       AVERAGE    WEIGHTED       D
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                               CURRENT       NO. OF      % OF         AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
PROPERTY TYPE                  BALANCE       LOANS       TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
-------------                  -------       -----       -----        -------       ---     --------      -----       ---
Multi-Family Residence....    $59,101,059     54        100.00%     $1,094,464    5.299%     357.89        719      64.8%
                              -----------     --        ------      ----------    -----      ------        ---      ----
         Total............    $59,101,059     54        100.00%     $1,094,464    5.299%     357.89        719      64.8%
                              ===========     ==        ======


                                  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                                                  WEIGHTE   WEIGHTED                WEIGHTE
                                                                                     D       AVERAGE    WEIGHTED       D
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                             CURRENT        NO. OF        % OF        AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
STATE                        BALANCE         LOANS       TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
-----                        -------         -----       -----        -------       ---     --------      -----       ---
Arizona.................  $ 1,691,282          2         2.86%     $   845,641     5.500%    358.00       724       75.0%
California..............   51,587,267         46        87.29        1,121,462     5.237     357.94       713       65.7
Oregon..................      381,291          1         0.65          381,291     6.375     358.00       788       61.6
Washington..............    5,441,219          5         9.21        1,088,244     5.748     357.34       767       54.1
                          -----------         --       ------      -----------     -----     ------       ---       ----
         Total..........  $59,101,059         54       100.00%     $ 1,094,464     5.299%    357.89       719       64.8%
                          ===========         ==       ======

         No more than approximately 8.10% of the Group 3 Loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.



                                                PREPAYMENT PENALTY



                                                                                  WEIGHTE   WEIGHTED                WEIGHTE
                                                                                     D       AVERAGE    WEIGHTED       D
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                               CURRENT       NO. OF      % OF         AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
NUMBER OF MONTHS               BALANCE       LOANS       TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
----------------               -------       -----       -----        -------       ---     --------      -----       ---
36........................   $12,474,194      11         21.11%     $1,134,018     4.649%    358.12      706        65.4%
60........................    36,779,893      34         62.23       1,081,762     5.342     357.98      721        66.5
84........................     9,846,972       9         16.66       1,094,108     5.961     357.27      727        57.9
                             -----------      --        ------      ----------     -----     ------      ---        ----
Total.....................   $59,101,059      54        100.00%     $1,094,464     5.299%    357.89      719        64.8%
                             ===========      ==        ======



                                              PREPAYMENT PENALTY TYPE


                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                               CURRENT       NO. OF      % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
NUMBER OF MONTHS               BALANCE       LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
----------------               -------       -----       -----        -------        ---     --------      -----        ---
30Y LIB6M - 3/2/1.........  $ 9,322,375         8        15.77%     $ 1,165,297      4.453%   358.56       686        67.4%
3/27 LIB6M - 3/2/1........    3,151,819         3         5.33        1,050,606      5.228    356.82       766        59.4
5/25 LIB6M - 5/4/3/2/1....   36,779,893        34        62.23        1,081,762      5.342    357.98       721        66.5
7/23 LIB6M -
5/4/3/2/1/1/1.............    9,846,972         9        16.66        1,094,108      5.961    357.27       727        57.9
                            -----------        --       ------      -----------      -----    ------       ---        ----
Total.....................  $59,101,059        54       100.00%     $ 1,094,464      5.299%   357.89       719        64.8%
                            ===========        ==       ======


                                      MONTHS REMAINING TO SCHEDULED MATURITY



                                                                                  WEIGHTE   WEIGHTED                WEIGHTE
                                                                                     D       AVERAGE    WEIGHTED       D
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                               CURRENT       NO. OF      % OF         AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
RANGE OF MONTHS                BALANCE       LOANS       TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
---------------                -------       -----       -----        -------       ---     --------      -----       ---
301-360...................    $59,101,059      54       100.00%    $1,094,464      5.299%    357.89        719       64.8%
                              -----------      --       ------     ----------      -----     ------        ---       ----
Total.....................    $59,101,059      54       100.00%    $1,094,464      5.299%    357.89        719       64.8%
                              ===========      ==       ======

         As of the Cut-off Date, the weighted average months remaining to scheduled maturity of the Group 3 Loans will be approximately 358 months.



                                              RANGE OF MONTHS TO ROLL



                                                                                             WEIGHTED
                                                                                  WEIGHTED    AVERAGE    WEIGHTED    WEIGHTED
                                                                                   AVERAGE     REMG.      AVERAGE     AVERAGE
                               CURRENT       NO. OF      % OF         AVERAGE       GROSS      TERM       CREDIT     ORIGINAL
NUMBER OF MONTHS               BALANCE       LOANS       TOTAL        BALANCE        WAC     (MONTHS)      SCORE        LTV
----------------               -------       -----       -----        -------        ---     --------      -----        ---
1 - 6.....................   $  9,322,375      8         15.77%     $1,165,297      4.453     358.56        686        67.4%
32 - 37...................      3,151,819      3          5.33       1,050,606      5.228     356.82        766        59.4
56 - 61...................     36,779,893     34         62.23       1,081,762      5.342     357.98        721        66.5
80 - 85...................      9,846,972      9         16.66       1,094,108      5.961     357.27        727        57.9
                              -----------     --        ------      ----------      -----     ------        ---        ----
Total.....................    $59,101,059     54        100.00%     $1,094,464      5.299     357.89        719        64.8%
                              ===========     ==        ======

         As of the Cut-off Date, the weighted average months to roll of the Group 3 Loans will be approximately 52 months.

                                                FIRST PAYMENT DATE



                                                                                  WEIGHTE   WEIGHTED                WEIGHTE
                                                                                     D       AVERAGE    WEIGHTED       D
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                               CURRENT       NO. OF      % OF         AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
NUMBER OF MONTHS               BALANCE       LOANS       TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
----------------               -------       -----       -----        -------       ---     --------      -----       ---
December 1, 2003..........  $ 5,097,286        4         8.62%       $ 1,274,321   4.969%    356.00       681        61.4%
January 1, 2004...........   15,923,015       15        26.94          1,061,534   5.421     357.00       748        63.3
February 1, 2004..........   18,443,149       19        31.21            970,692   5.478     358.00       724        65.9
March 1, 2004.............   19,637,610       16        33.23          1,227,351   5.117     359.00       699        66.1
                            -----------       --       ------        -----------   -----     ------       ---        ----
Total.....................  $59,101,059       54       100.00%       $ 1,094,464   5.299%    357.89       719        64.8%
                            ===========       ==       ======        ===========   =====     ======       ===        ====



                                                   CREDIT SCORES



                                                                                  WEIGHTE   WEIGHTED                WEIGHTE
                                                                                     D       AVERAGE    WEIGHTED       D
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                               CURRENT       NO. OF      % OF         AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
RANGE OF CREDIT SCORES         BALANCE       LOANS       TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
----------------------         -------       -----       -----        -------       ---     --------      -----       ---
801 - 820.................  $   733,978        1         1.24%       $   733,978   4.750%    359.00        802       53.3%
781 - 800.................    6,713,538        7        11.36            959,077   5.636     357.38        789       61.3
761 - 780.................    6,544,748        7        11.07            934,964   5.643     357.74        771       67.8
741 - 760.................    5,434,212        6         9.19            905,702   5.585     357.58        747       57.0
721 - 740.................   12,013,720        8        20.33          1,501,715   5.071     357.78        731       65.3
701 - 720.................    8,642,847        9        14.62            960,316   5.431     358.09        705       61.0
681 - 700.................    4,198,776        4         7.10          1,049,694   5.361     358.09        694       70.8
661 - 680.................    4,143,685        3         7.01          1,381,228   5.487     358.83        670       68.0
641 - 660.................    8,485,636        8        14.36          1,060,705   4.741     358.40        650       69.3
621 - 640.................    2,189,919        1         3.71          2,189,919   5.125     356.00        636       68.2
                            -----------       --       ------        -----------   -----     ------        ---       ----
Total.....................  $59,101,059       54       100.00%       $ 1,094,464   5.299%    357.89        719       64.8
                            ===========       ==       ======        ===========   =====     ======        ===       ====

         As of the Cut-off Date, the weighted average credit score of the Group
3 Loans will be approximately 719.


                                           DEBT SERVICE COVERAGE RATIOS


                                                                                  WEIGHTE   WEIGHTED                WEIGHTE
                                                                                     D       AVERAGE    WEIGHTED       D
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
DEBT SERVICE                                NO. OF       % OF         AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
COVERAGE RATIOS          CURRENT BALANCE    LOANS        TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
---------------          ---------------    -----        -----        -------       ---     --------      -----       ---
1.14 - 1.19.............  $ 1,182,469         1           2.00%     $ 1,182,469   5.250%     359.00        726       60.0%
1.20 - 1.21.............   14,509,480        14          24.55        1,036,391   5.415      357.98        726       67.9
1.22 - 1.24.............    5,586,891         4           9.45        1,396,723   5.281      357.89        746       61.9


1.25 - 1.29.............   15,317,671        13          25.92        1,178,282   5.378      357.70        701       68.1
1.30 - 1.49.............   13,724,583        14          23.22          980,327   5.406      357.70        725       65.3
1.50 - 1.99.............    7,475,962         6          12.65        1,245,994   4.675      358.46        702       59.4
Greater than 2.00.......    1,304,004         2           2.21          652,002   5.651      356.84        747       35.3
                          -----------        --         ------      -----------   -----      ------        ---       ----
         Total..........  $59,101,059        54         100.00%     $ 1,094,464   5.299%     357.89        719       64.8%
                          ===========        ==

         As of the Cut-off Date, the weighted average debt service coverage ratio of the Group 3 Loans will be approximately 1.36x.



                                              CURRENT OCCUPANCY RATES


                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE    WEIGHTED   WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
CURRENT                                     NO. OF       % OF         AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
OCCUPANCY RATES (%)      CURRENT BALANCE    LOANS        TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
-------------------      ---------------    -----        -----        -------       ---     --------      -----       ---
70.00 - 79.99...........   $   673,520        1         1.14%       $   673,520    5.500%    358.00        765       75.0%
80.00 - 89.99...........     4,336,461        3         7.34          1,445,487    5.437     358.25        719       66.0
90.00 - 94.99...........     6,609,175        5        11.18          1,321,835    5.128     358.18        736       58.9
95.00 - 97.99...........     7,329,742        5        12.4           1,465,948    5.129     357.45        724       67.1
100.00 - 100.00.........    40,152,161       40        67.94          1,003,804    5.340     357.88        714       65.1
                           -----------       --       ------        -----------    -----     ------        ---       ----
Total...................   $59,101,059       54       100.00%       $ 1,094,464    5.299%    357.89        719       64.8%
                           ===========       ==       ======

         As of the Cut-off Date, the weighted average current occupancy rate of the Group 3 Loans will be approximately 97.59%.


                                                  NUMBER OF UNITS


                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE    WEIGHTED   WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                                            NO. OF       % OF         AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
NUMBER OF UNITS          CURRENT BALANCE    LOANS        TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
---------------          ---------------    -----        -----        -------       ---     --------      -----       ---
5 - 9...................   $ 9,649,734       14          16.33%     $   689,267    5.474%    358.05        718       63.5%
10 - 14.................     9,869,824        9          16.70        1,096,647    5.389     357.85        738       62.2
15 - 24.................    21,213,044       20          35.89        1,060,652    5.279     357.86        700       67.2
25 - 49.................    14,028,316        9          23.74        1,558,702    5.338     357.78        721       66.3
50 - 99.................     4,340,140        2           7.34        2,170,070    4.675     358.15        757       57.5
                           -----------       --         ------      -----------    -----     ------        ---       ----
Total...................   $59,101,059       54         100.00%     $ 1,094,464    5.299%    357.89        719       64.8%
                           ===========       ==         ======


                                                    YEAR BUILT


                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE    WEIGHTED    WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE     AVERAGE
                                            NO. OF       % OF         AVERAGE      GROSS      TERM       CREDIT     ORIGINAL
YEAR BUILT               CURRENT BALANCE    LOANS        TOTAL        BALANCE       WAC     (MONTHS)      SCORE        LTV
----------               ---------------    -----        -----        -------       ---     --------      -----        ---
< 1954..................  $ 6,306,202         5         10.67%      $ 1,261,240     5.271%    356.82       725       56.1%
1954 - 1970.............   28,321,102        25         47.92         1,132,844     5.192     358.11       700       66.3


1971 - 1975.............    5,355,971         5          9.06         1,071,194     5.387     357.59       769       62.3
1976 - 1980.............    1,994,822         2          3.38           997,411     5.411     357.65       780       56.5
1981 - 1985.............    1,297,528         1          2.20         1,297,528     6.25      358.00       742       61.3
1986 - 1990.............   12,488,189        14         21.13           892,014     5.361     357.80       733       67.1
1991 - 1995.............    3,337,246         2          5.65         1,668,623     5.452     359.00       678       70.9
                          -----------        --        ------       -----------     -----     ------       ---       ----
         Total..........  $59,101,059        54        100.00%      $ 1,094,464     5.299%    357.89       719       64.8%
                          ===========        ==        ======


                                                     RENOVATED


                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE    WEIGHTED   WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                                            NO. OF       % OF         AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
RENOVATED                CURRENT BALANCE    LOANS        TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
---------                ---------------    -----        -----        -------       ---     --------      -----       ---
No......................  $36,131,406         35         61.13%     $1,032,326      5.257%   357.63       715       66.2%
Yes.....................   22,969,653         19         38.87       1,208,929      5.365    358.30       725       62.7
                           ----------         --         -----       ---------      -----    ------       ---       ----
                          $59,101,059         54        100.00%     $1,094,464      5.299%   357.89       719       64.8%
         Total            ===========         ==        ======



                                                   LOAN PURPOSES



                                                                                            WEIGHTED
                                                                                  WEIGHTED   AVERAGE    WEIGHTED   WEIGHTED
                                                                                  AVERAGE     REMG.      AVERAGE    AVERAGE
                                            NO. OF       % OF         AVERAGE      GROSS      TERM       CREDIT    ORIGINAL
LOAN PURPOSE             CURRENT BALANCE    LOANS        TOTAL        BALANCE       WAC     (MONTHS)      SCORE       LTV
------------             ---------------    -----        -----        -------       ---     --------      -----       ---
Purchase................  $28,698,614        26          48.56%     $ 1,103,793    5.393%     358.04       731      66.4%
Refinance - Cash Out....   24,604,817        23          41.63        1,069,775    5.154      357.71       710      64.2
Refinance - No Cash
Out.....................    5,797,628         5           9.81        1,159,526    5.445      357.95       695      59.6
                          -----------        --         ------      -----------    -----      ------       ---      ----
         Total..........  $59,101,059        54         100.00%     $ 1,094,464    5.299%     357.89       719      64.8%
                          ===========        ==         ======


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.



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